UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2013

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2013 Unaudited

		Principal Amount	Value
Asset-Backed Securities—3.1%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$7,400,000	$7,539,553
Series 2013-2, Cl. C, 3.96%, 5/15/19[1]		6,949,000	6,967,234

AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. D, 3.03%, 7/9/18		9,375,000	9,575,784
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,312,065
Series 2012-4, Cl. D, 2.68%, 10/9/18		4,260,000	4,299,575
Series 2013-1, Cl. E, 2.64%, 7/8/20[1]		8,475,000	8,320,937
Series 2013-2, Cl. D, 2.42%, 5/8/19		2,395,000	2,378,924
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		3,730,000	3,783,843
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,549,128
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		7,005,000	7,046,112
Series 2013-5, Cl. D, 2.86%, 12/8/19		695,000	693,383

Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.82%, 11/15/23[2]	EUR	746,293	965,226

California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,159,663

Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	971,131

Conseco Financial Corp., Series 1997-5, Cl. M1, 6.95%, 5/15/29[2]		5,000,000	5,347,943

CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		517,501	515,350

Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]		355,000	356,988

DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		2,160,000	2,227,826
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		10,245,000	10,268,517
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		2,210,000	2,220,111

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]		3,125,000	3,117,192
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		3,925,000	3,902,639
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		2,090,000	2,105,923

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		960,000	1,009,586
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		840,000	834,648
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		620,000	615,798

Greenpoint Manufactured Housing, Series 2000-3, Cl. IM1, 9.01%, 6/1/31[2]		432,761	68,390

Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.19%, 1/25/23[2]	EUR	4,625,000	5,707,900

Harvest CLO IA SA:
Series I-X, Cl. C, 2.137%, 3/29/17[2]	EUR	750,000	1,024,121
Series I-X, Cl. D, 3.237%, 3/29/17[2]	EUR	1,875,000	2,516,019
Series I-X, Cl. E, 7.837%, 3/29/17[2]	EUR	1,875,000	2,515,851

Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.894%, 12/14/22[2]	EUR	4,527,672	5,760,319

ICE EM CLO:
Series 2007-1A, Cl. B, 2.096%, 8/15/22[2,3]		21,000,000	19,162,500
Series 2007-1A, Cl. C, 3.396%, 8/15/22[2,3]		17,780,000	14,979,650
Series 2007-1A, Cl. D, 5.396%, 8/15/22[2,3]		17,780,000	15,468,600

Madison Avenue CDO II Ltd., Series 2A, Cl. C1, 2.623%, 3/24/14[2,3]		4,623,044	462

1	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18		$2,815,000	$2,954,551
Series 2012-5, Cl. D, 3.30%, 9/17/18		11,210,000	11,549,439
Series 2012-6, Cl. D, 2.52%, 9/17/18		5,065,000	5,083,948
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		2,990,000	2,986,091
Series 2013-1, Cl. D, 2.27%, 1/15/19		3,255,000	3,220,979
Series 2013-2, Cl. D, 2.57%, 3/15/19		3,740,000	3,725,238
Series 2013-3, Cl. D, 2.42%, 4/15/19		3,315,000	3,280,701
Series 2013-4, Cl. D, 3.92%, 1/15/20		5,805,000	6,024,914
Series 2013-5, Cl. D, 2.73%, 10/15/19		1,655,000	1,641,383
Series 2013-A, Cl. C, 3.12%, 8/15/17[1]		1,300,000	1,334,374

SLM Private Credit Student Loan Trust, Series 2005-B, Cl. B, 0.643%, 6/15/39[2]		5,242,853	4,421,733

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		180,000	184,139
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]		710,000	708,367
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		790,000	785,542

Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.134%, 7/24/23[2]	EUR	2,351,729	2,980,755

Theseus European CLO SA, Series 2006-1X, Cl. E, 4.343%, 8/27/22[2]	EUR	5,005,000	6,542,392

United Auto Credit Securitization Trust:
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]		1,195,000	1,194,921
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]		9,500,000	9,497,454
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]		6,035,000	6,033,349
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]		1,260,000	1,258,731
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		805,000	803,864
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]		1,555,000	1,551,943

Total Asset-Backed Securities (Cost $237,636,846)			234,053,699

Mortgage-Backed Obligations—19.7%
Government Agency—5.8%

FHLMC/FNMA/FHLB/Sponsored—5.6%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34		990,686	1,074,433
5.50%, 9/1/39		3,107,154	3,429,773
6.00%, 1/1/19-7/1/24		2,434,295	2,641,663
6.50%, 4/1/18-6/1/35		1,744,200	1,933,594
7.00%, 8/1/21-3/1/35		1,969,858	2,250,083
7.50%, 1/1/32-2/1/32		2,680,677	3,181,083
8.50%, 8/1/31		117,780	139,041
10.00%, 5/1/20		65,261	74,055
12.00%, 6/1/17		10,498	10,631

Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20		24,352	25,733
10.50%, 5/1/20		45,756	52,283
11.50%, 10/1/16		2,423	2,440
12.00%, 6/1/15		845	850

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 11.458%, 4/1/27[4]		279,612	66,143
Series 192, Cl. IO, 9.025%, 2/1/28[4]		118,890	21,119
Series 205, Cl. IO, 11.521%, 9/1/29[4]		723,712	143,848

2	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	$264,378	$72,730
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	268,160	69,361
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	209,214	39,492
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	693,737	106,819

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,757,990	2,784,547

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	2,289,135	2,591,073
Series 151, Cl. F, 9.00%, 5/15/21	4,166	4,636
Series 1590, Cl. IA, 1.217%, 10/15/23[2]	1,827,769	1,861,770
Series 1674, Cl. Z, 6.75%, 2/15/24	92,080	103,512
Series 2034, Cl. Z, 6.50%, 2/15/28	17,036	19,130
Series 2042, Cl. N, 6.50%, 3/15/28	19,209	21,674
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,756,473	1,992,158
Series 2053, Cl. Z, 6.50%, 4/15/28	16,722	18,786
Series 2116, Cl. ZA, 6.00%, 1/15/29	993,317	1,106,308
Series 2122, Cl. F, 0.617%, 2/15/29[2]	43,229	43,415
Series 2279, Cl. PK, 6.50%, 1/15/31	27,343	30,545
Series 2326, Cl. ZP, 6.50%, 6/15/31	241,463	273,131
Series 2344, Cl. FP, 1.117%, 8/15/31[2]	632,254	645,345
Series 2368, Cl. PR, 6.50%, 10/15/31	35,990	40,728
Series 2368, Cl. TG, 6.00%, 10/15/16	120,652	126,091
Series 2401, Cl. FA, 0.817%, 7/15/29[2]	82,661	83,401
Series 2412, Cl. GF, 1.117%, 2/15/32[2]	1,017,575	1,038,645
Series 2427, Cl. ZM, 6.50%, 3/1/32	1,126,842	1,261,669
Series 2451, Cl. FD, 1.167%, 3/15/32[2]	409,322	418,458
Series 2453, Cl. BD, 6.00%, 5/15/17	36,287	38,539
Series 2461, Cl. PZ, 6.50%, 6/1/32	155,462	175,530
Series 2464, Cl. FI, 1.167%, 2/15/32[2]	361,320	368,787
Series 2470, Cl. AF, 1.167%, 3/15/32[2]	660,404	675,144
Series 2470, Cl. LF, 1.167%, 2/15/32[2]	369,529	377,165
Series 2471, Cl. FD, 1.167%, 3/15/32[2]	557,367	568,937
Series 2475, Cl. FB, 1.167%, 2/15/32[2]	506,094	516,552
Series 2500, Cl. FD, 0.667%, 3/15/32[2]	206,854	208,109
Series 2517, Cl. GF, 1.167%, 2/15/32[2]	305,535	311,848
Series 2526, Cl. FE, 0.567%, 6/15/29[2]	210,436	210,863
Series 2551, Cl. FD, 0.567%, 1/15/33[2]	136,502	136,807
Series 2551, Cl. LF, 0.667%, 1/15/33[2]	50,161	50,516
Series 2668, Cl. AZ, 4.00%, 9/15/18	264,982	278,846
Series 2676, Cl. KY, 5.00%, 9/15/23	1,091,303	1,199,447
Series 2707, Cl. QE, 4.50%, 11/15/18	481,965	512,608
Series 2936, Cl. PE, 5.00%, 2/15/35	2,807,000	3,022,940
Series 3025, Cl. SJ, 24.139%, 8/15/35[2]	802,147	1,231,992
Series 3465, Cl. HA, 4.00%, 7/15/17	107,830	110,394
Series 3617, Cl. DC, 4.00%, 7/15/27	295,182	300,616
Series 3815, Cl. BD, 3.00%, 10/15/20	82,184	84,993
Series 3822, Cl. JA, 5.00%, 6/1/40	1,283,125	1,350,944
Series 3840, Cl. CA, 2.00%, 9/15/18	55,011	56,151
Series 3848, Cl. WL, 4.00%, 4/1/40	1,626,231	1,684,307
Series 3917, Cl. BA, 4.00%, 6/15/38	1,369,540	1,436,407
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,244,939	1,239,064

3	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.- Backed Security:
Series 2035, Cl. PE, 0.787%, 3/15/28[4]	$35,799	$7,605
Series 2049, Cl. PL, 22.852%, 4/15/28[4]	213,894	45,036
Series 2074, Cl. S, 50.95%, 7/17/28[4]	182,793	33,728
Series 2079, Cl. S, 54.091%, 7/17/28[4]	335,128	62,945
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	202,953	42,950
Series 2526, Cl. SE, 30.511%, 6/15/29[4]	380,258	71,407
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	1,456,976	291,346
Series 2795, Cl. SH, 14.242%, 3/15/24[4]	2,852,178	349,880
Series 2802, Cl. AS, 0.00%, 4/15/33[4,6]	99,202	1,333
Series 2920, Cl. S, 99.999%, 1/15/35[4]	2,441,115	390,973
Series 2922, Cl. SE, 6.572%, 2/15/35[4]	162,744	26,272
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	2,644,821	508,474
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	4,152,288	565,749
Series 3201, Cl. SG, 6.47%, 8/15/36[4]	1,100,045	193,257
Series 3397, Cl. GS, 11.408%, 12/15/37[4]	870,376	155,593
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	610,522	70,173
Series 3450, Cl. BI, 10.902%, 5/15/38[4]	1,250,697	188,649
Series 3606, Cl. SN, 4.259%, 12/15/39[4]	662,653	110,630
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	2,141,579	178,419
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	1,741,656	129,220

Federal National Mortgage Assn.:
2.50%, 1/1/29[7]	22,260,000	22,037,400
3.00%, 1/1/29[7]	13,385,000	13,663,680
3.50%, 1/1/29-1/1/44[7]	74,910,000	74,820,651
4.00%, 1/1/29-1/1/44[7]	88,195,000	91,015,406
4.50%, 1/1/29-1/1/44[7]	54,352,000	57,630,338
5.00%, 1/1/44[7]	9,173,000	9,963,457
6.00%, 1/1/44[7]	4,060,000	4,503,746

Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[4,5]	59,587,436	821,371
Series 2001-T3, Cl. IO, 36.384%, 11/25/40[4]	8,647,094	186,615

Federal National Mortgage Assn. Pool:
2.563%, 10/1/36[2]	7,597,796	8,063,275
3.50%, 2/1/22	579,122	608,985
4.50%, 12/1/20	1,222,727	1,304,111
5.00%, 2/1/18-12/1/21	7,624,451	8,133,526
5.50%, 1/1/22-5/1/36	1,407,717	1,544,038
6.00%, 6/1/17-1/1/19	65,700	69,304
6.50%, 4/1/18-1/1/34	6,252,264	7,041,925
7.00%, 11/1/17-4/1/34	9,722,224	11,053,996
7.50%, 2/1/27-3/1/33	4,203,135	4,881,378
8.50%, 7/1/32	26,310	30,545
9.50%, 3/15/21	15,231	15,330
11.00%, 7/1/16-2/1/26	152,244	172,756
13.00%, 6/1/15	5,901	5,983

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 42.138%, 5/1/23[4]	318,828	73,254
Series 247, Cl. 2, 25.21%, 10/1/23[4]	143,283	28,014
Series 252, Cl. 2, 30.297%, 11/1/23[4]	37,998	8,926

4	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 254, CI. 2, 14.709%, 1/1/24[4]	$106,973	$25,362
Series 301, Cl. 2, 0.00%, 4/1/29[4,5]	355,582	83,389
Series 302, Cl. 2, 6.00%, 5/1/29[4]	3,846	758
Series 303, Cl. IO, 33.386%, 11/1/29[4]	317,051	84,886
Series 313, Cl. 2, 6.486%, 6/1/31[4]	2,839,780	516,106
Series 319, Cl. 2, 1.338%, 2/1/32[4]	954,644	182,428
Series 321, Cl. 2, 2.775%, 4/1/32[4]	1,700,048	318,420
Series 324, Cl. 2, 0.00%, 7/1/32[4,5]	717,888	174,970
Series 328, Cl. 2, 0.00%, 12/1/32[4,5]	679,957	105,705
Series 331, Cl. 5, 0.00%, 2/1/33[4,5]	1,494,621	299,403
Series 332, Cl. 2, 0.00%, 3/1/33[4,5]	2,953,754	591,071
Series 334, Cl. 10, 0.00%, 2/1/33[4,5]	1,259,258	242,002
Series 334, Cl. 12, 0.00%, 3/1/33[4,5]	1,810,267	350,822
Series 339, Cl. 7, 0.00%, 8/1/33[4,5]	3,776,057	735,925
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	958,597	192,775
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	488,054	91,545
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	834,905	157,653
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	618,705	116,844
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	299,205	56,301
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	42,560	8,079

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	100,808	114,522
Series 1997-45, Cl. CD, 8.00%, 7/18/27	815,984	954,306
Series 1998-58, Cl. PC, 6.50%, 10/25/28	523,499	590,381
Series 1999-14, Cl. MB, 6.50%, 4/25/29	27,979	31,427
Series 1999-54, Cl. LH, 6.50%, 11/25/29	1,037,381	1,155,530
Series 2001-19, Cl. Z, 6.00%, 5/25/31	441,234	485,441
Series 2001-44, Cl. QC, 6.00%, 9/25/16	73,496	77,162
Series 2001-51, Cl. OD, 6.50%, 10/25/31	157,837	175,398
Series 2001-65, Cl. F, 0.765%, 11/25/31[2]	688,652	689,630
Series 2001-69, Cl. PF, 1.165%, 12/25/31[2]	843,684	861,135
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	974,676	1,071,786
Series 2002-12, Cl. PG, 6.00%, 3/25/17	438,844	463,769
Series 2002-19, Cl. PE, 6.00%, 4/25/17	202,110	212,107
Series 2002-21, Cl. PE, 6.50%, 4/25/32	954,743	1,041,744
Series 2002-29, Cl. F, 1.165%, 4/25/32[2]	384,932	393,014
Series 2002-60, Cl. FH, 1.165%, 8/25/32[2]	730,885	746,423
Series 2002-64, Cl. FJ, 1.165%, 4/25/32[2]	118,312	120,796
Series 2002-68, Cl. FH, 0.665%, 10/18/32[2]	242,531	244,096
Series 2002-81, Cl. FM, 0.665%, 12/25/32[2]	479,366	482,575
Series 2002-84, Cl. FB, 1.165%, 12/25/32[2]	79,623	81,304
Series 2002-9, Cl. PC, 6.00%, 3/25/17	493,321	521,078
Series 2003-11, Cl. FA, 1.165%, 9/25/32[2]	108,654	110,948
Series 2003-112, Cl. AN, 4.00%, 11/25/18	510,906	538,479
Series 2003-116, Cl. FA, 0.565%, 11/25/33[2]	247,363	247,835
Series 2003-119, Cl. FK, 0.665%, 5/25/18[2]	2,909,859	2,919,333
Series 2003-28, Cl. KG, 5.50%, 4/25/23	3,564,477	3,918,337
Series 2003-84, Cl. GE, 4.50%, 9/25/18	105,636	112,047
Series 2004-101, Cl. BG, 5.00%, 1/25/20	1,611,811	1,691,774
Series 2004-25, Cl. PC, 5.50%, 1/25/34	266,000	285,350
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,167,384
Series 2005-71, Cl. DB, 4.50%, 8/25/25	2,268,149	2,462,785
Series 2006-11, Cl. PS, 23.963%, 3/25/36[2]	773,525	1,190,177

5	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2006-46, Cl. SW, 23.596%, 6/25/36[2]	$1,182,852	$1,824,440
Series 2007-109, Cl. NF, 0.715%, 12/25/37[2]	2,548,826	2,572,766
Series 2008-14, Cl. BA, 4.25%, 3/25/23	695,159	735,005
Series 2009-114, Cl. AC, 2.50%, 12/25/23	495,257	506,852
Series 2009-36, Cl. FA, 1.105%, 6/25/37[2]	1,147,355	1,158,576
Series 2009-70, Cl. NT, 4.00%, 8/25/19	45,467	47,786
Series 2009-70, Cl. TL, 4.00%, 8/25/19	2,143,032	2,252,332
Series 2010-43, Cl. KG, 3.00%, 1/25/21	497,074	517,395
Series 2011-122, Cl. EC, 1.50%, 1/25/20	1,629,152	1,647,868
Series 2011-15, Cl. DA, 4.00%, 3/25/41	1,124,573	1,182,397
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,965,261	2,138,969
Series 2011-38, Cl. AH, 2.75%, 5/25/20	59,631	61,637
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,320,019	1,365,760
Series 2011-69, Cl. EA, 3.00%, 11/25/29	1,179,031	1,209,930
Series 2011-82, Cl. AD, 4.00%, 8/25/26	1,110,564	1,171,169
Series 2011-88, Cl. AB, 2.50%, 9/25/26	849,059	871,508
Series 2012-20, Cl. FD, 0.565%, 3/25/42[2]	4,604,561	4,597,192

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 20.875%, 11/18/31[4]	781,668	140,046
Series 2001-63, Cl. SD, 13.725%, 12/18/31[4]	24,483	4,308
Series 2001-68, Cl. SC, 5.277%, 11/25/31[4]	15,359	2,865
Series 2001-81, Cl. S, 18.903%, 1/25/32[4]	217,080	42,457
Series 2002-28, Cl. SA, 29.227%, 4/25/32[4]	190,401	34,975
Series 2002-38, Cl. SO, 42.206%, 4/25/32[4]	204,962	42,335
Series 2002-39, Cl. SD, 35.244%, 3/18/32[4]	318,889	65,095
Series 2002-48, Cl. S, 24.617%, 7/25/32[4]	287,286	54,312
Series 2002-52, Cl. SL, 26.537%, 9/25/32[4]	181,513	34,344
Series 2002-53, Cl. SK, 33.337%, 4/25/32[4]	198,781	38,291
Series 2002-56, Cl. SN, 26.14%, 7/25/32[4]	394,000	74,551
Series 2002-65, Cl. SC, 56.37%, 6/25/26[4]	687,521	128,184
Series 2002-77, Cl. IS, 38.964%, 12/18/32[4]	349,192	72,302
Series 2002-77, Cl. SH, 31.149%, 12/18/32[4]	310,880	59,377
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	2,049,194	402,456
Series 2002-9, Cl. MS, 20.799%, 3/25/32[4]	314,952	55,256
Series 2003-13, Cl. IO, 10.315%, 3/25/33[4]	1,538,952	363,421
Series 2003-23, Cl. ES, 0.00%, 10/25/22[4,5]	765,863	16,233
Series 2003-26, Cl. DI, 10.738%, 4/25/33[4]	978,737	234,538
Series 2003-26, Cl. IK, 13.524%, 4/25/33[4]	171,521	41,102
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	948,395	207,145
Series 2003-4, Cl. S, 23.256%, 2/25/33[4]	490,176	91,840
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	174,468	23,296
Series 2004-56, Cl. SE, 7.472%, 10/25/33[4]	1,057,062	172,175
Series 2005-12, Cl. SC, 10.364%, 3/25/35[4]	81,781	17,928
Series 2005-14, Cl. SE, 28.808%, 3/25/35[4]	599,330	91,846
Series 2005-40, Cl. SA, 43.703%, 5/25/35[4]	3,564,840	671,699
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	1,571,272	331,392
Series 2005-52, Cl. JH, 5.497%, 5/25/35[4]	1,772,302	322,171
Series 2006-90, Cl. SX, 0.00%, 9/25/36[4,6]	3,528,974	745,984
Series 2007-88, Cl. XI, 25.153%, 6/25/37[4]	7,651,473	1,040,797
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	684,262	96,048

6	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	$1,110,091	$96,848
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	2,771,606	225,043
Series 2012-40, Cl. PI, 3.006%, 4/25/41[4]	6,081,882	1,170,198
Vendee Mortgage Trust:
Series 1992-2, Cl. IO, 5.929%, 9/15/22[4]	6,028,471	100,177
Series 1995-3, Cl. 1IO, 3.162%, 9/1/25[4]	15,314,519	85,057

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO,
23.945%, 6/1/25[4]	509,570	12,950

		429,812,492

GNMA/Guaranteed—0.2%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	722,010	794,800
8.00%, 1/15/28-9/15/28	437,311	473,044
12.50%, 11/15/15	19,555	20,236
13.00%, 10/15/15	68,902	70,640
13.50%, 6/15/15	63,491	64,956

Government National Mortgage Assn. II Pool:
1.625%, 7/20/27[2]	4,398	4,566
7.00%, 1/20/30	129,787	150,963
11.00%, 10/20/19	2,606	2,722
12.00%, 9/20/15	4,728	4,816

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 54.60%, 3/16/28[4]	428,480	86,703
Series 2007-17, Cl. AI, 14.032%, 4/16/37[4]	2,024,874	336,573
Series 2011-52, Cl. HS, 8.659%, 4/16/41[4]	3,656,389	626,007

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/1/29	3,706,606	4,431,650
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,852,911	2,184,786
Series 2000-7, Cl. Z, 8.00%, 1/16/30	1,599,734	1,875,233
Series 2009-46, Cl. HC, 5.00%, 11/1/34	134,976	137,799

		11,265,494

Non-Agency—13.9%

Commercial—10.6%

Banc of America Commercial Mortgage Trust:
Series 2006-3, Cl. AM, 5.859%, 7/10/44[2]	24,665,000	25,174,850
Series 2006-5, Cl. AM, 5.448%, 9/10/47	15,065,000	16,151,849
Series 2007-5, Cl. AM, 5.772%, 2/10/51[2]	27,490,000	29,469,665

BCAP LLC Trust:
Series 2012-RR2, Cl. 6A3, 2.774%, 9/26/35[1,2]	2,074,422	2,099,126
Series 2012-RR6, 2.404%, 11/26/36[1]	685,276	688,885
Series 2013-RR2, Cl. 5A2, 2.709%, 3/26/36[1,2]	11,778,283	9,449,092

Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13, Cl. AJ, 5.611%, 9/11/41[2]	29,405,000	29,989,013
Series 2007-PW17, Cl. AJ, 5.887%, 6/1/50[2]	27,600,000	26,877,266
Series 2007-T26, Cl. AJ, 5.566%, 1/12/45[2]	19,735,000	19,000,680

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates,
Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,5]	619,854	28,625

CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Cl. 4A1, 4.437%, 12/20/35[2]	314,929	270,662

7	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.132%, 12/1/49[2]	$10,470,000	$11,632,652
Series 20113-GCJ11, 4.607%, 4/10/46[1]	11,050,000	9,562,466

Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.628%, 3/25/36[1,2]	30,000,000	26,764,218
Series 2012-8, Cl. 1A1, 2.66%, 10/25/35[1,2]	3,519,428	3,531,116

COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,2]	250,000	223,056
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,2]	6,185,000	5,406,123
Series 2013-CR11, Cl. C, 5.173%, 10/10/46[1,2]	7,085,000	7,063,061
Series 2013-CR6, Cl. D, 4.176%, 3/10/46[1,2]	5,435,000	4,592,752
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,2]	8,470,000	7,078,417
Series 2013-CR9, Cl. D, 4.261%, 7/10/45[1,2]	7,315,000	6,211,733
Series 2013-LC13, Cl. C, 5.05%, 8/10/46[1,2]	3,766,000	3,807,716
Series 2013-LC13, Cl. D, 5.05%, 8/10/46[1,2]	7,534,000	6,781,127

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,4,5]	18,400,198	733,312
Series 2012-CR5, Cl. XA, 2.788%, 12/10/45[4]	9,869,624	1,038,906

Countrywide Alternative Loan Trust, Series 2006-J2, Cl. A7, 6%, 4/25/36	945,980	856,617

Countrywide Home Loans:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	5,034,237	5,020,896
Series 2007-J3, Cl. A9, 6.00%, 7/1/37	17,367,567	15,139,638

Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.465%, 2/15/39[2]	2,475,000	2,632,570

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	2,150,000	2,272,841

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,2]	360,000	368,464

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36[2]	1,593,302	1,195,054

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.387%, 7/22/36[2,3]	920,000	708,303

DLJ Mortgage Acceptance Corp., Series 1997-CF2, Cl. B3OC, 6.99%, 10/15/30[3]	15,860,944	15,880,770

EverBank Mortgage Loan Trust, Series 2013-1, Cl. A1, 2.25%, 3/25/43[1,2]	3,271,866	2,913,430

First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA8, Cl. 1A6, 0.815%, 11/25/35[2]	15,078,945	11,447,452
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	5,523,739	4,884,913
Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	3,236,950	2,412,395
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[2]	17,657,024	14,798,069

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	7,350,000	6,150,473
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	3,660,000	3,062,379
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	5,710,000	4,727,115
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	5,590,000	4,557,074
Series 2013-K712, Cl. C, 3.367%, 5/25/45[1,2]	855,000	771,425
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	2,590,000	2,291,692

GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AJ, 5.82%, 7/10/38[2]	9,195,000	9,467,871
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	8,365,000	8,923,155

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.311%, 11/10/45[2]	22,960,000	22,375,163

8	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.221%, 7/25/35[2]	$999,764	$991,137

IM Pastor 4 Fondo de Titulizacion de Activos, Series 4, Cl. A, 0.433%, 3/22/44[2]	685,761	742,483

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	9,868,000	9,663,486
Series 2006-LDP7, Cl. AJ, 5.863%, 4/15/45[2]	4,660,000	4,692,352
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	19,130,000	19,972,638
Series 2007-CB18, Cl. AJ, 5.502%, 6/12/47[2]	30,690,000	29,038,341
Series 2007-CB19, Cl. AM, 5.706%, 2/12/49[2]	29,004,000	31,217,861
Series 2013-C10, Cl. D, 4.161%, 12/15/47[2]	12,177,000	10,360,283

JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Cl. D, 4.561%, 8/15/46[1,2]	8,445,000	7,374,736

JPMorgan Re-Securitization Trust, Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,2]	19,420,873	15,021,404

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,3]	140,611	122,897

Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.676%, 5/12/39[2]	16,165,000	16,294,967

ML-CFC Commercial Mortgage Trust, Series 2006-3, Cl. AJ, 5.485%, 7/12/46[2]	21,180,000	20,769,606

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,2]	8,182,000	7,347,628
Series 2013-C12, Cl. C, 4.771%, 10/15/46[2]	7,070,000	6,920,947
Series 2013-C12, Cl. D, 4.771%, 10/15/46[1,2]	7,630,000	6,720,065
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,2]	15,171,000	13,139,011
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,2]	7,218,000	6,137,685

Morgan Stanley Capital I Trust:
Series 2006-HQ10, Cl. AJ, 5.389%, 11/12/41[2]	11,525,000	11,657,128
Series 2007-HQ11, Cl. AJ, 5.508%, 2/12/44[2]	7,485,000	7,937,547
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,707,000	2,948,015
Series 2007-IQ15, Cl. AM, 5.91%, 6/1/49[2]	22,125,000	23,871,769

Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.065%, 11/26/36[1,2]	3,076,443	3,064,290
Series 2012-R3, Cl. 1B, 2.065%, 11/26/36[2,3]	13,280,264	7,320,327

RALI Trust, Series 2005-QA4, Cl. A32, 3.176%, 4/25/35[2]	216,838	29,033

Residential Asset Securitization Trust, Series 2006-A12, Cl. A1, 6.25%, 11/1/36	1,450,738	1,099,439

Sequoia Mortgage Trust, Series 2012-2, Cl. A2, 3.50%, 4/25/42[2]	794,231	799,896

STARM Mortgage Loan Trust, Series 2007-1, Cl. 2A1, 4.422%, 2/25/37[2]	12,138,069	10,160,340

Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.394%, 8/25/34[2]	22,108,111	21,516,664
Series 2006-4, Cl. 6A, 5.09%, 5/25/36[2]	2,817,071	2,377,186

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.891%, 5/1/63[1,2]	11,597,194	10,269,246
Series 2013-C5, Cl. D, 4.095%, 3/10/46[1,2]	13,830,000	11,513,689

Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Cl. AJ, 5.724%, 5/15/43[2]	19,685,000	20,528,857

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 2.213%, 4/25/47[2]	1,550,185	1,096,767

Wells Fargo Mortgage Backed Securities Trust:
Series 2004-W, Cl. B2, 2.615%, 11/25/34[2]	354,533	12,671
Series 2006-8, Cl. A15, 6.00%, 7/25/36	9,130,238	8,854,816

9	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[2]	$7,242,727	$7,242,227
Series 2005-AR15, Cl. 1A6, 2.607%, 9/25/35[2]	16,453,867	15,453,225
Series 2006-AR7, Cl. 2A4, 2.616%, 5/1/36[2]	5,899,632	5,506,516
Series 2007-AR3, Cl. A4, 5.646%, 4/25/37[2]	5,073,754	4,858,216

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,2]	375,000	325,041
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,2]	7,300,000	6,648,840
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,2]	8,063,000	7,406,208
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,2]	4,162,000	3,552,392
Series 2013-C15, Cl. D, 4.486%, 8/15/46[1,2]	9,126,996	7,802,372

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates,
Series 2011-C3, Cl. XA, 1.418%, 3/15/44[1,4]	24,512,927	1,658,532

		808,522,903

Multi-Family—0.8%

Banc of America Commercial Mortgage Trust, Series 2006-2, Cl. AJ, 5.769%, 5/10/45[2]	10,705,000	11,195,797

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.432%, 6/25/36[2]	15,149,809	13,926,795

Countrywide Alternative Loan Trust:
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	8,980,165	7,777,478
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	4,458,256	3,778,960

JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.713%, 5/1/37[2]	11,711,694	11,320,699

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.607%, 9/25/35[2]	1,090,673	1,063,336
Series 2006-AR2, Cl. 2A3, 2.628%, 3/25/36[2]	9,744,429	9,650,868

		58,713,933

Residential—2.5%

Argent Securities, Inc., Series 2004-W8, Cl. A2, 1.125%, 5/25/34[2]	4,154,190	4,018,014

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.813%, 2/1/51[2]	22,795,000	25,192,339

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	3,203,428	2,825,619
Series 2007-C, Cl. 1A4, 5.359%, 5/20/36[2]	5,405,307	5,199,306

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Cl. 12A2, 2.728%, 5/1/34[2]	5,091,517	5,001,677

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	29,800,000	30,878,149

Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.725%, 2/25/33[2]	17,149	16,173

Citigroup Mortgage Loan Trust, Series 2006-AR2, Cl. 1A2, 2.817%, 3/25/36[2]	11,225,935	10,009,942

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.68%, 5/25/35[2]	4,887,934	4,787,098
Series 2005-3, Cl. 2A4, 2.723%, 8/25/35[2]	9,201,125	7,943,065

Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.021%, 5/25/36[2]	692,165	717,434
Series 2006-25, Cl. 2A2, 0.285%, 6/25/47[2]	62,554	62,638

Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	3,775,970	3,548,120
Series 2005-29, Cl. A1, 5.75%, 12/25/35	14,301,463	13,035,569
Series 2005-30, Cl. A5, 5.50%, 1/25/36	2,649,286	2,581,076
Series 2005-J4, Cl. A7, 5.50%, 11/1/35	3,772,912	3,862,505

10	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Residential (Continued)

Countrywide Home Loans: Continued
Series 2006-6, Cl. A3, 6.00%, 4/25/36	$668,154	$615,651
Series 2007-HY3, Cl. 1A1, 2.758%, 6/1/47[2]	4,742,533	4,217,795

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.397%, 12/15/35[2]	335,401	254,410
Series 2006-H, Cl. 2A1A, 0.317%, 11/15/36[2]	152,445	94,901

GSR Mortgage Loan Trust:
Series 2005-AR6, Cl. 1A4, 2.671%, 9/25/35[2]	11,393,958	11,428,824
Series 2006-5F, Cl. 2A1, 6.00%, 6/25/36	811,596	792,858

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	2,607,081	2,668,509

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 7A1, 2.726%, 7/25/35[2]	4,861,632	4,832,841

Lehman Mortgage Trust 2006-1, Series 2006-1, Cl. 1A3, 5.50%, 2/25/36	1,015,388	859,014

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.265%, 8/25/36[2]	4,750,858	2,439,789

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.533%, 12/25/34[2]	215,445	219,709

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.333%, 10/25/36[2]	5,893,820	5,642,837

NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[3,8]	4,912,783	294,767

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	8,114	8,282
Series 2006-QS13, Cl. 1A8, 6.00%, 9/1/36	124,552	94,733
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,229,758	1,758,423

Residential Asset Securitization Trust:
Series 2005-A14, Cl. A1, 5.50%, 12/25/35	7,200,425	6,446,655
Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	10,262,258	9,297,821
Series 2005-A6CB, Cl. A7, 6.00%, 6/1/35	9,422,768	9,046,884

Terwin Mortgage Trust, Series 2006-4SL, Cl. A1, 2.147%, 5/25/37[1,2]	390,394	184,152

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR12, Cl. 1A8, 2.357%, 10/25/35[2]	4,750,024	4,529,095
Series 2006-AR18, Cl. 3A1, 4.202%, 1/1/37[2]	1,980,248	1,777,556

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,530,642	1,578,840
Series 2006-AR14, Cl. 1A2, 5.584%, 10/1/36[2]	5,968,323	5,722,825

		194,485,895

Total Mortgage-Backed Obligations (Cost $1,472,610,069)		1,502,800,717

U.S. Government Obligations—6.3%

Federal National Mortgage Assn. Nts., 1.25%, 1/30/17	1,873,000	1,896,396

U.S. Treasury Bills, 0.09%, 5/29/14	145,090,000	145,058,225

U.S. Treasury Bond Strips, 0.905%, 8/15/16	11,000,000	10,820,238

U.S. Treasury Nts.:
0.25%, 7/31/15	34,000,000	34,000,000
0.25%, 10/31/15[10,14]	175,000,000	174,764,100
0.625%, 11/15/16-12/15/16	10,298,000	10,264,548
1.375%, 9/30/18[14]	75,256,000	74,300,625
2.00%, 9/30/20	29,428,000	28,733,676
2.50%, 8/15/23	2,703,000	2,591,185

Total U.S. Government Obligations (Cost $484,121,119)		482,428,993

11	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Foreign Government Obligations—24.4%

Angola—0.1%

Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		$5,840,000	$6,336,400

Australia—0.5%

Commonwealth of Australia Sr. Unsec. Bonds, 1.25%, 2/21/22	AUD	1,700,000	1,545,536

New South Wales Treasury Corp. Sr. Unsec. Nts., Series 19, 6%, 4/1/19	AUD	1,510,000	1,497,275

Queensland Treasury Corp. Sr. Unsec. Nts.:
Series 19, 6.25%, 6/14/19	AUD	1,905,000	1,910,126
Series 21, 6.00%, 6/14/21	AUD	11,330,000	11,260,648
Series 22, 6.00%, 7/21/22	AUD	640,000	626,256
Series 33, 6.50%, 3/14/33	AUD	10,805,000	10,828,489

Victoria Treasury Corp. Sr. Unsec. Nts.:
5.50%, 11/17/26	AUD	9,170,000	8,621,884
Series 1224, 5.50%, 12/17/24	AUD	1,765,000	1,677,979

Western Australia Treasury Corp. Unsec. Nts., Series 19, 7%, 10/15/19	AUD	730,000	751,679

			38,719,872

Bolivia—0.0%

Plurinational State of Bolivia Sr. Unsec. Nts., 4.875%, 10/29/22[1]		1,015,000	974,400

Brazil—3.1%

Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		5,650,000	5,268,625

Federative Republic of Brazil International Bonds, 4.25%, 1/7/25		4,190,000	3,996,212

Federative Republic of Brazil Letra Tesouro Nacional Unsec. Nts.:
9.59%, 4/1/14	BRL	126,745,000	52,459,134
9.669%, 7/1/14	BRL	262,850,000	106,191,623
10.346%, 10/1/14	BRL	32,670,000	12,846,549
10.568%, 1/1/15	BRL	50,355,000	19,275,085

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	38,935,000	15,235,167
9.762%, 1/1/21	BRL	15,615,000	5,752,243
10.00%, 1/1/23	BRL	21,005,000	7,520,679

Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		5,560,000	5,893,600

			234,438,917

Canada—0.9%

Canada Treasury Bills:
0.965%, 5/8/14[9]	CAD	37,370,000	35,067,466
0.993%, 9/25/14[9]	CAD	37,370,000	34,935,189

			70,002,655

Colombia—0.4%

Republic of Colombia Sr. Unsec. Bonds, 6.125%, 1/18/41		1,395,000	1,503,112

Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		4,860,000	4,697,190
7.375%, 1/27/17		2,130,000	2,473,995
7.375%, 3/18/19		8,810,000	10,642,480
8.125%, 5/21/24		3,185,000	4,108,650
Series B, 7.00%, 5/4/22	COP	13,117,000,000	6,898,319
Series B, 10.00%, 7/24/24	COP	1,330,000,000	850,649

			31,174,395

Costa Rica—0.0%

Republic of Costa Rica Sr. Unsec. Bonds, 4.375%, 4/30/25[1]		985,000	874,187

12	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Croatia—0.2%

Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		$8,035,000	$7,854,213
6.25%, 4/27/17[1]		4,090,000	4,366,075
6.375%, 3/24/21[1]		1,875,000	1,971,562
6.75%, 11/5/19[1]		1,855,000	2,017,312

			16,209,162

Dominican Republic—0.1%

Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		2,960,000	2,738,000

Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[1]		3,290,000	3,174,850

			5,912,850

Gabon—0.0%

Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		2,990,000	3,012,425

Germany—0.6%

Federal Republic of Germany Bonds, 2.25%, 4/11/14[7]	EUR	34,420,000	47,622,113

Greece—0.0%

Hellenic Republic Sr. Unsec. Bonds:
2.00%, 2/24/23[2]	EUR	85,000	79,207
2.00%, 2/24/24[2]	EUR	85,000	76,019
2.00%, 2/24/25[2]	EUR	85,000	73,477
2.00%, 2/24/26[2]	EUR	85,000	71,868
2.00%, 2/24/27[2]	EUR	85,000	70,639
2.00%, 2/24/28[2]	EUR	85,000	68,304
2.00%, 2/24/29[2]	EUR	85,000	66,887
2.00%, 2/24/30[2]	EUR	85,000	65,778
2.00%, 2/24/31[2]	EUR	85,000	64,471
2.00%, 2/24/32[2]	EUR	85,000	63,836
2.00%, 2/24/33[2]	EUR	85,000	62,803
2.00%, 2/24/34[2]	EUR	85,000	62,422
2.00%, 2/24/35[2]	EUR	85,000	61,558
2.00%, 2/24/36[2]	EUR	85,000	61,614
2.00%, 2/24/37[2]	EUR	85,000	61,062
2.00%, 2/24/38[2]	EUR	85,000	60,867
2.00%, 2/24/39[2]	EUR	85,000	60,914
2.00%, 2/24/40[2]	EUR	85,000	60,613
2.00%, 2/24/41[2]	EUR	85,000	60,076
2.00%, 2/24/42[2]	EUR	85,000	60,559

			1,312,974

Guatemala—0.0%

Republic of Guatemala Sr. Unsec. Bonds, 4.875%, 2/13/28[1]		2,095,000	1,927,400

Hungary—1.9%

Hungary Sr. Unsec. Bonds, 7.625%, 3/29/41		445,000	488,944

Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		6,590,000	6,540,575
5.75%, 6/11/18	EUR	980,000	1,474,727
6.375%, 3/29/21		9,520,000	10,257,800

Hungary Treasury Bills:
3.512%, 3/5/14[9]	HUF	3,824,000,000	17,652,484
3.524%, 1/8/14[9]	HUF	2,677,000,000	12,381,915
3.53%, 4/30/14[9]	HUF	8,032,000,000	37,010,174

Hungary Unsec. Bonds:
Series 17/A, 6.75%, 11/24/17	HUF	1,606,000,000	8,061,889

13	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Hungary (Continued)

Hungary Unsec. Bonds: Continued
Series 19/A, 6.50%, 6/24/19	HUF	1,689,000,000	$8,441,487
Series 20/A, 7.50%, 11/12/20	HUF	926,000,000	4,829,204
Series 23/A, 6.00%, 11/24/23	HUF	1,837,400,000	8,736,691

Hungary Unsec. Nts.:
Series 16/D, 5.50%, 12/22/16	HUF	1,461,000,000	7,059,591
Series 18/A, 5.50%, 12/20/18	HUF	4,115,000,000	19,724,430

			142,659,911

India—0.0%

Republic of India Treasury Bills, 8.665%, 2/14/14[9]	INR	1,000,000	16,007

Indonesia—0.8%

Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Bonds, 4%, 11/21/18[1]		8,450,000	8,323,250

Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%, 3/15/19[1]		5,215,000	5,586,569

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		2,795,000	2,396,712
4.875%, 5/5/21[1]		7,885,000	7,845,575
5.25%, 1/17/42[1]		4,200,000	3,643,500
5.375%, 10/17/23[1]		9,920,000	9,920,000
11.625%, 3/4/19[1]		1,690,000	2,268,825

Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	13,650,000,000	1,111,883
Series FR61, 7.00%, 5/15/22	IDR	19,390,000,000	1,456,527
Series FR68, 8.375%, 3/15/34	IDR	45,280,000,000	3,545,543
Series FR70, 8.375%, 3/15/24	IDR	117,500,000,000	9,666,958
Series FR71, 9.00%, 3/15/29	IDR	80,450,000,000	6,679,901

			62,445,243

Italy—0.7%

Italy Buoni Ordinari del Tesoro BOT, 0.632%, 4/30/14[9]	EUR	1,485,000	2,038,332

Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds:
3.50%, 11/1/17	EUR	2,115,000	3,038,053
4.00%, 9/1/20	EUR	5,270,000	7,630,561
4.50%, 3/1/19	EUR	12,290,000	18,282,766
4.75%, 9/1/44[1]	EUR	1,965,000	2,675,258
5.00%, 3/1/22	EUR	985,000	1,481,810
5.00%, 9/1/40	EUR	3,945,000	5,598,363

Republic of Italy Buoni Poliennali del Tesoro Unsec. Nts., 4.75%, 5/1/17	EUR	2,650,000	3,957,851

Republic of Italy Certificati di Credito del Tesoro Unsec. Nts., 1.14%, 10/15/17[2]	EUR	2,430,000	3,270,924

Republic of Italy International Sr. Unsec. Bonds, 4.50%, 6/8/15	JPY	468,000,000	4,639,253

			52,613,171

Ivory Coast—0.2%

Republic of Cote d’Ivoire Sr. Unsec. Bonds, 7.10%, 12/31/32[2]		15,470,000	13,923,000

Japan—0.0%

Japan Bank for International Cooperation Sr. Unsec. Nts., 2.30%, 3/19/18	CAD	1,400,000	1,310,643

Kazakhstan—0.0%

Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[1]		2,515,000	2,260,231

14	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Latvia—0.0%

Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		$3,835,000	$4,156,181

Lithuania—0.2%

Republic of Lithuania Sr. Unsec. Bonds:

6.125%, 3/9/21[1]		6,595,000	7,503,791
6.625%, 2/1/22[1]		6,020,000	7,050,925

			14,554,716

Malaysia—0.2%

Bank Negara Malaysia Monetary Nts., 2.976%, 2/20/14[9]	MYR	16,475,000	5,010,185

Bank Negara Malaysia Monetary Unsec. Nts.:
2.848%, 3/11/14[9]	MYR	13,180,000	4,001,843
2.923%, 7/10/14[9]	MYR	9,555,000	2,872,740

			11,884,768

Mexico—5.8%

United Mexican States Sr. Unsec. Bonds:
6.75%, 9/27/34		2,790,000	3,306,150
7.50%, 4/8/33		1,070,000	1,356,225

United Mexican States Treasury Bills:
3.529%, 4/3/14[9]	MXN	759,300,000	57,642,597
3.561%, 4/16/14[9]	MXN	884,765,000	67,107,018
3.58%, 5/29/14[9]	MXN	759,300,000	57,341,936
3.607%, 4/30/14[9]	MXN	308,200,000	23,334,114
3.673%, 3/6/14[9]	MXN	840,390,000	64,000,688
3.819%, 3/20/14[9]	MXN	765,000,000	58,152,656
3.99%, 2/6/14[9]	MXN	131,700,000	10,054,248
3.993%, 1/23/14[9]	MXN	104,900,000	8,018,163

United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	276,800,000	21,484,569
Series M, 7.00%, 6/19/14	MXN	431,600,000	33,740,466
Series M, 8.00%, 6/11/20	MXN	64,500,000	5,544,160
Series M10, 7.75%, 12/14/17	MXN	73,165,000	6,156,692
Series M20, 7.50%, 6/3/27	MXN	170,840,000	13,985,275
Series M20, 8.50%, 5/31/29	MXN	134,730,000	11,746,601

			442,971,558

Morocco—0.1%

Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		5,490,000	5,105,700

Nigeria—0.3%

Federal Republic of Nigeria Bonds, 4%, 4/23/15	NGN	1,078,000,000	6,023,186

Federal Republic of Nigeria Sr. Unsec. Bonds, 5.125%, 7/12/18[1]		3,180,000	3,271,425

Federal Republic of Nigeria Treasury Bills, 11.235%, 1/23/14[9]	NGN	595,000,000	3,696,875

Federal Republic of Nigeria Unsec. Bonds:
7.00%, 10/23/19	NGN	709,000,000	3,383,165
16.00%, 6/29/19	NGN	723,000,000	5,039,077

			21,413,728

Panama—0.1%

Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20		2,810,000	3,073,438
6.70%, 1/26/36		1,700,000	1,908,250
8.875%, 9/30/27		2,000,000	2,680,000
9.375%, 4/1/29		1,835,000	2,555,237

			10,216,925

15	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Peru—0.3%

Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		$3,465,000	$4,002,075
7.84%, 8/12/20[1]	PEN	21,095,000	8,606,356
8.20%, 8/12/26[1]	PEN	19,900,000	8,373,910

			20,982,341

Philippines—0.2%

Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		5,235,000	6,164,212
6.375%, 10/23/34		6,395,000	7,626,038
7.75%, 1/14/31		985,000	1,300,200

			15,090,450

Poland—0.5%

Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		4,360,000	3,980,680
5.00%, 3/23/22		4,225,000	4,526,031
5.125%, 4/21/21		7,605,000	8,279,944

Republic of Poland Unsec. Bonds:
5.25%, 10/25/20	PLN	27,860,000	9,898,261
5.75%, 10/25/21	PLN	26,740,000	9,749,627

			36,434,543

Portugal—0.2%

Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds:
4.10%, 4/15/37	EUR	2,535,000	2,554,346
4.35%, 10/16/17[1]	EUR	7,265,000	9,987,714
4.75%, 6/14/19	EUR	470,000	629,574

			13,171,634

Romania—0.2%

Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[1]		7,600,000	8,654,500

Romania Unsec. Bonds:
5.85%, 4/26/23	RON	3,280,000	1,055,843
5.90%, 7/26/17	RON	28,200,000	9,133,882

			18,844,225

Russia—1.8%

AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	148,000,000	4,449,764

Russian Federation Sr. Unsec. Bonds:
5.875%, 9/16/43[1]		3,600,000	3,668,400
Series 6211, 7.00%, 1/25/23	RUB	525,200,000	15,440,953

Russian Federation Unsec. Bonds:
Series 6204, 7.50%, 3/15/18	RUB	457,600,000	14,279,914
Series 6205, 7.60%, 4/14/21	RUB	648,300,000	20,016,073
Series 6209, 7.60%, 7/20/22	RUB	465,500,000	14,223,600
Series 6210, 6.80%, 12/11/19	RUB	595,700,000	17,841,479
Series 6215, 7.00%, 8/16/23	RUB	519,600,000	15,119,126

Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[2]	RUB	119,300,000	3,690,607

Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[2]	RUB	109,800,000	3,366,675

Vnesheconombank Via VEB Finance plc Sr. Unsec. Bonds:
5.375%, 2/13/17[1]		6,115,000	6,535,712
5.45%, 11/22/17[1]		3,620,000	3,887,156
6.902%, 7/9/20[1]		11,545,000	12,771,656

Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 5.942%, 11/21/23[1]		5,605,000	5,619,012

			140,910,127

16	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Serbia—0.2%

Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		$2,690,000	$2,710,175

Republic of Serbia Treasury Bills:
9.824%, 1/30/14[9]	RSD	135,000,000	1,618,268
10.004%, 6/12/14[9]	RSD	544,000,000	6,309,884

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		2,985,000	3,052,162

			13,690,489

South Africa—1.2%

Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		1,070,000	1,151,588
5.875%, 9/16/25		5,305,000	5,533,115
Series R207, 7.25%, 1/15/20	ZAR	295,200,000	27,850,896
Series R208, 6.75%, 3/31/21	ZAR	319,680,000	28,991,776
Series R209, 6.25%, 3/31/36	ZAR	58,100,000	4,077,933

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	80,510,000	7,606,460
Series R186, 10.50%, 12/21/26	ZAR	49,900,000	5,607,471
Series R213, 7.00%, 2/28/31	ZAR	102,089,000	8,129,447

			88,948,686

South Korea—0.0%

Korea Housing Finance Corp. Sec. Nts., 1.625%, 9/15/18[1]		1,320,000	1,247,174

Spain—0.1%

Autonomous Community of Madrid Spain Sr. Unsec. Bonds, 4.30%, 9/15/26	EUR	1,980,000	2,569,706

Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	NOK	7,800,000	1,304,794

Kingdom of Spain Bonds, 5.15%, 10/31/44[1]	EUR	850,000	1,197,175

Kingdom of Spain Sr. Unsec. Bonds, 4.50%, 1/31/18	EUR	1,815,000	2,689,531

			7,761,206

Sri Lanka—0.1%

Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,995,000	1,885,275
6.25%, 10/4/20[1]		2,290,000	2,278,550
6.25%, 7/27/21[1]		2,500,000	2,456,250

			6,620,075

Tanzania—0.1%

United Republic of Tanzania Sr. Unsec. Nts., 6.392%, 3/9/20[2]		4,005,000	4,205,250

Thailand—0.6%

Kingdom of Thailand Sr. Unsec. Bonds:
3.58%, 12/17/27	THB	340,900,000	9,802,442
3.625%, 6/16/23	THB	475,100,000	14,179,118
3.65%, 12/17/21	THB	304,500,000	9,215,119

Kingdom of Thailand Sr. Unsec. Nts., 3.875%, 6/13/19	THB	290,200,000	9,046,265

			42,242,944

Turkey—1.3%

Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	5,605,000	7,652,967
5.625%, 3/30/21		3,625,000	3,657,625
6.25%, 9/26/22		5,690,000	5,923,290
6.875%, 3/17/36		2,015,000	1,984,271
7.375%, 2/5/25		3,660,000	3,960,120
8.00%, 6/4/14	TRY	31,910,000	14,829,464

Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[15]	TRY	8,255,000	5,188,628

17	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Turkey (Continued)

Republic of Turkey Unsec. Bonds: Continued
6.317%, 2/14/18	TRY	14,625,000	$6,005,165
7.10%, 3/8/23	TRY	18,700,000	7,147,594
8.30%, 6/20/18	TRY	16,575,000	7,270,170
9.00%, 3/5/14	TRY	58,115,000	27,143,410
9.00%, 3/8/17	TRY	27,085,000	12,280,886

			103,043,590

Ukraine—0.3%

Ukraine International Bonds:
6.25%, 6/17/16[1]		305,000	287,768
6.58%, 11/21/16[1]		6,380,000	6,013,150
6.75%, 11/14/17[1]		6,380,000	5,901,500
6.875%, 9/23/15[1]		6,935,000	6,773,761
7.75%, 9/23/20[1]		1,520,000	1,409,800

			20,385,979

United Arab Emirates—0.1%

Emirate of Dubai Sr. Unsec. International Bonds, 5.591%, 6/22/21		5,910,000	6,404,963

United Kingdom—0.6%

United Kingdom Treasury Unsec. Bonds, 2.25%, 3/7/14	GBP	25,445,000	42,278,023

Uruguay—0.1%

Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		8,755,000	8,776,888
7.625%, 3/21/36		565,000	687,887

			9,464,775

Venezuela—0.3%

Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.65%, 4/21/25		5,470,000	3,719,600
8.25%, 10/13/24		5,635,000	3,995,215
9.00%, 5/7/23		7,630,000	5,714,870
13.625%, 8/15/18[1]		7,145,000	6,894,925

Petroleos de Venezuela SA, 9.75% Sr. Unsec. Nts., 5/17/35		3,590,000	2,530,950

			22,855,560

Total Foreign Government Obligations (Cost $1,932,959,659)			1,858,631,566

Corporate Loans—2.5%

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
6.50%, 10/9/16[2]		4,694,427	4,636,587

Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[2]		3,620,925	3,720,500

Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%,
7/31/17[2]		3,659,732	3,638,385

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%,
3/26/20[2]		5,605,000	5,732,116

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%,
6/26/20[2]		3,105,000	3,167,100

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%,
3/16/18[2]		2,915,000	2,969,656

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.44%, 1/28/18[2]		9,040,581	8,649,974

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 7.00%, 10/11/20[2]		8,170,000	8,139,363

18	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Corporate Loans (Continued)

Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%,
12/31/17[2]	$4,460,000	$4,526,900

Cenveo Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%,
2/13/17[2]	2,811,407	2,832,493

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche D, 6.914%, 1/30/19[2]	18,144,571	17,373,427

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.836%, 1/29/16[2]	3,701,281	3,595,332

Continental Building Products LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche B, 8.50%, 2/26/21[2,7]	2,140,000	2,154,267

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%,
7/26/21[2,7]	4,300,000	4,355,543

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]	6,985,000	7,124,700

Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B,
3.64%, 10/19/15[2,7]	19,915,085	12,347,353

Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.50%, 2/14/19[2,7]	5,735,553	5,928,531

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B,
8.375%, 9/30/20[2]	9,495,000	9,715,417

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%,
3/19/17[2]	3,651,749	3,779,561

JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.00%,
2/8/19[2]	1,067,074	1,088,415

Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
11.00%, 9/2/19[2]	5,735,000	5,935,725

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1,
6.75%, 12/11/20[2,7]	4,325,000	4,433,125

Murray Energy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%,
11/20/20[2,7]	6,685,000	7,127,881

NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]	6,140,000	6,203,960

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%,
11/9/19[2]	4,351,050	4,372,805

Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%,
2/28/19[2]	8,165,000	8,096,112

OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 10.00%, 6/9/18[2]	6,975,000	6,992,438

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%,
6/21/19[2,7]	9,910,000	9,835,675

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 14.573%,
5/20/18[2]	4,929,107	4,485,487

Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[2,7]	9,765,000	9,819,928

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%,
6/26/20[2]	8,280,000	8,528,400

Total Corporate Loans (Cost $189,700,210)		191,307,156

Corporate Bonds and Notes—38.9%

Consumer Discretionary—5.1%

Auto Components—0.7%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	5,555,000	5,860,525

19	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Auto Components (Continued)

Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[1]		$1,445,000	$1,537,757

GKN Holdings plc, 6.75% Sr. Unsec. Nts., 10/28/19	GBP	2,495,000	4,681,634

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		12,090,000	13,571,025

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[1]		4,225,000	3,982,062

Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	6,350,000	9,233,630

Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19		11,293,000	12,055,278

			50,921,911

Automobiles—0.2%

Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[1]		4,390,000	4,382,831

Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31		3,645,000	4,464,648

Jaguar Land Rover Automotive plc:
5.625% Sr. Unsec. Nts., 2/1/23[1]		2,180,000	2,190,900
7.75% Sr. Unsec. Nts., 5/15/18[1]		1,945,000	2,103,031
8.25% Sr. Unsec. Nts., 3/15/20[1]	GBP	900,000	1,698,075

			14,839,485

Diversified Consumer Services—0.2%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		9,050,000	9,638,250

ServiceMaster Co., 8% Sr. Unsec. Nts., 2/15/20		5,700,000	5,842,500

			15,480,750

Hotels, Restaurants & Leisure—1.1%

ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[1]		9,130,000	9,586,500

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		7,875,000	8,603,437

Burger King Corp., 9.875% Sr. Unsec. Nts., 10/15/18		4,080,000	4,549,200

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[1]		3,565,000	3,636,300

HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17[1]		6,130,000	6,497,800

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		7,855,000	8,542,312

Landry’s, Inc., 9.375% Sr. Nts., 5/1/20[1]		7,860,000	8,606,700

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		5,815,000	5,684,163

MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		5,695,000	6,029,581
6.75% Sr. Unsec. Nts., 10/1/20		5,390,000	5,780,775

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		4,442,100	4,958,494

PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[1]		5,655,000	5,810,513

Premier Cruises Ltd., 11% Sr. Nts., 3/15/08[3,8]		14,750,000	—

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		4,285,000	4,156,450

Viking Cruises Ltd., 8.50% Unsec. Nts., 10/15/22[1]		2,850,000	3,234,750

			85,676,975

Household Durables—0.2%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		2,080,000	1,805,440

Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		8,860,000	9,524,500

K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[1]		5,740,000	6,328,350

			17,658,290

20	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Internet & Catalog Retail—0.1%

Sabre, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]		$6,835,000	$7,612,481

Media—1.6%

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		10,973,000	11,878,272

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[1]		5,105,000	4,862,512

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		5,415,000	5,739,900

DISH DBS Corp.:
6.75% Sr. Unsec. Nts., 6/1/21		2,985,000	3,179,025
7.875% Sr. Unsec. Nts., 9/1/19		7,315,000	8,393,962

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		4,185,000	4,446,562

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	4,055,188

Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[1]		3,630,000	3,693,525

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		9,135,000	9,751,613

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		4,600,000	4,807,000

Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]		2,390,000	2,569,250

Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		4,985,000	5,358,875

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		4,215,000	4,172,850
6.125% Sr. Unsec. Nts., 10/1/22		8,300,000	8,424,500

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts.,
3/15/19[1]		3,045,000	3,326,663

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		4,315,000	4,768,075

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	4,480,000	6,333,362

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		7,000,000	7,630,000

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		8,770,000	9,361,975

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	2,430,000	4,205,037

Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	GBP	1,310,000	2,238,712

			119,196,858

Multiline Retail—0.2%

Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19		1,360,000	1,538,500

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts.,
2/15/18[1,11]		3,772,000	3,885,160

Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		2,145,000	2,252,250
8.75% Sr. Unsec. Nts., 10/15/21[1,10]		7,480,000	7,872,700

			15,548,610

Specialty Retail—0.6%

BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[1]		8,050,000	8,170,750

Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[1]		5,605,000	5,240,675
8.875% Sr. Unsec. Nts., 3/15/19		5,150,000	5,330,250

Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]		8,760,000	9,219,900
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50% Sr. Unsec. Nts.,
8/1/18[1,10]		8,560,000	8,945,200

21	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Specialty Retail (Continued)

Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20		$5,410,000	$6,086,250

Stackpole International Intermediate/Stackpole International Powder/Stackpl,
7.75% Sr. Sec. Nts., 10/15/21[1]		4,010,000	4,190,450

			47,183,475

Textiles, Apparel & Luxury Goods—0.2%

Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	505,000	739,886

Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[1]		3,640,000	3,967,600
10.00% Sr. Unsec. Nts., 8/1/20		3,640,000	4,131,400

SIWF Merger Sub, Inc., 6.25% Sr. Sec. Nts., 6/1/21[1]		4,295,000	4,343,319

			13,182,205

Consumer Staples—0.8%

Beverages—0.1%

Coca-Cola Icecek AS, 4.75% Sr. Unsec. Nts., 10/1/18[1]		2,825,000	2,880,568

Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		2,240,000	2,266,559
5.75% Sr. Unsec. Nts., 4/7/21[1]		1,865,000	2,056,276

			7,203,403

Food & Staples Retailing—0.1%

BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[1,11]		4,020,000	4,221,000

US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19		5,415,000	5,936,194

			10,157,194

Food Products—0.6%

American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub.
Nts., 5/15/16[1]		10,750,000	11,180,000

ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Nts., 5/15/17[1,11]		8,568,123	7,475,687

BRF SA, 5.875% Sr. Unsec. Nts., 6/6/22[1]		870,000	870,435

Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[1]		7,344,000	8,078,400

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts.,
2/1/21[1]		5,220,000	5,663,700

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[1]		5,720,000	5,106,244

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]		3,905,000	3,973,338

			42,347,804

Tobacco—0.0%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21		3,930,000	4,175,625

Energy—6.6%

Energy Equipment & Services—1.0%

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]		8,485,000	9,206,225

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[1]		3,920,000	4,037,600

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[1]		4,820,000	4,807,950

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19		2,585,000	2,546,225

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		7,420,000	7,698,250

North Atlantic Drilling Ltd., 6.08% Sr. Unsec. Nts., 10/30/18[1,2]	NOK	23,390,000	3,864,076

22	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[1]	$5,971,599	$6,126,861

Offshore Group Investment Ltd.:
7.125% Sr. Sec. Nts., 4/1/23	5,135,000	5,263,375
7.50% Sr. Sec. Nts., 11/1/19	7,285,000	7,958,862

Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[1]	4,360,000	4,403,600

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	8,910,000	9,555,975

QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[1]	4,530,000	4,337,475

Seadrill Ltd., 5.625% Sr. Unsec. Nts., 9/15/17[1]	4,685,000	4,872,400

Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts.,
10/17/23[1]	4,210,000	4,148,260

		78,827,134

Oil, Gas & Consumable Fuels—5.6%

Access Midstream Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts.,
7/15/22	5,630,000	6,052,250

Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[1]	2,440,000	2,452,200

Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[1]	7,520,000	7,943,000

Alpha Natural Resources, Inc., 6% Sr. Unsec. Nts., 6/1/19	3,670,000	3,183,725

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	4,455,000	4,700,025

Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21	3,840,000	2,956,800
8.00% Sec. Nts., 1/15/19[1]	1,425,000	1,425,000

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23[1]	4,400,000	4,213,000
6.625% Sr. Unsec. Nts., 10/1/20	4,525,000	4,751,250

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	7,525,000	8,127,000

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts.,
10/15/20	10,920,000	11,793,600

Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	2,240,000	2,542,400

Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	4,915,000	5,087,025

Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	5,820,000	6,198,300

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr.
Unsec. Nts., 12/15/19	1,790,000	1,951,100

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	4,175,000	4,145,044

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	1,700,000	1,759,500
6.125% Sr. Unsec. Nts., 3/1/22[1]	4,740,000	4,882,200

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	3,565,000	3,235,237

Ecopetrol SA, 7.625% Sr. Unsec. Nts., 7/23/19	1,030,000	1,225,700

Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[1]	3,960,000	3,952,238
5.25% Sr. Unsec. Nts., 8/10/20[1]	2,220,000	2,296,277

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	8,410,000	9,461,250

Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[1]	8,505,000	8,675,100

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]	16,155,000	15,710,737

23	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Gazprom OAO Via Gaz Capital SA: Continued
5.999% Sr. Unsec. Nts., 1/23/21[1]		$1,905,000	$2,019,300
8.146% Sr. Unsec. Nts., 4/11/18[1]		6,165,000	7,290,112
9.25% Sr. Unsec. Nts., 4/23/19[1]		11,645,000	14,381,575

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21		4,670,000	4,745,887

Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21		7,515,000	7,627,725
9.75% Sr. Unsec. Nts., 7/15/20[1]		1,895,000	1,982,644

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts.,
10/1/20[1]		4,515,000	4,864,912

KazMunayGas National Co. JSC:
7.00% Sr. Unsec. Nts., 5/5/20[1]		1,120,000	1,262,800
9.125% Sr. Unsec. Nts., 7/2/18[1]		2,955,000	3,594,019

Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21		4,570,000	4,581,425

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]		2,230,000	2,316,412

Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]		2,850,000	2,892,750

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20		13,435,000	14,576,975

Lukoil International Finance BV, 7.25% Sr. Unsec. Nts., 11/5/19[1]		1,880,000	2,180,800

MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]		20,165,000	21,324,488
7.00% Sr. Unsec. Nts., 3/31/24[1]		2,810,000	2,852,150

Memorial Production Partners LP/Memorial Production Finance Corp.:
7.625% Sr. Unsec. Nts., 5/1/21[1]		2,155,000	2,225,038
7.625% Sr. Unsec. Nts., 5/1/21		2,550,000	2,632,875

Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts.,
6/1/21		2,155,000	2,262,750

Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[1]		2,225,000	2,314,000

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		3,990,000	4,089,750

Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[1]		10,985,000	10,133,663
7.75% Sr. Unsec. Nts., 2/21/17[1]	RUB	67,050,000	2,047,725

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		3,960,000	4,237,200

Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[1]		765,000	787,950

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]		4,865,000	4,891,889

Pacific Rubiales Energy Corp.:
5.125% Sr. Unsec. Nts., 3/28/23[1]		4,245,000	3,916,013
5.375% Sr. Unsec. Nts., 1/26/19[1]		4,075,000	4,115,750

Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Nts., 6/15/35		4,195,000	4,436,213

Pertamina Persero PT, 4.875% Sr. Unsec. Nts., 5/3/22[1]		4,230,000	3,891,600

Petroleos de Venezuela SA:
5.125% Sr. Unsec. Nts., 10/28/16		3,315,000	2,552,550
8.50% Sr. Unsec. Nts., 11/2/17[1]		18,490,000	15,439,150

Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22		589,500	579,775
2.00% Sec. Nts., 12/20/22		2,929,500	2,887,676

24	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Petroleos Mexicanos: Continued
3.50% Sr. Unsec. Nts., 1/30/23		$9,575,000	$8,797,031
4.875% Sr. Unsec. Nts., 1/18/24		12,880,000	12,912,200
5.50% Sr. Unsec. Nts., 6/27/44		645,000	591,788
6.00% Sr. Unsec. Nts., 3/5/20		11,880,000	13,258,080
6.50% Sr. Unsec. Nts., 6/2/41		4,835,000	5,076,750
8.00% Sr. Unsec. Nts., 5/3/19		3,085,000	3,748,275

Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]		1,193,542	1,271,122
9.75% Sr. Unsec. Nts., 8/14/19[1]		1,690,000	2,129,400

Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]		4,085,000	5,164,902

Range Resources Corp., 5% Sr. Sub. Nts., 8/15/22		3,430,000	3,387,125

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,12]		2,270,000	1,940,850

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]		4,915,000	4,767,550

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21		4,820,000	4,832,050

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21[1]		4,220,000	4,146,150

Samson Investment Co., 10.50% Sr. Unsec. Nts., 2/15/20[1]		8,685,000	9,510,075

Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[1]		4,570,000	4,695,675

SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 3/15/21-2/15/23		3,695,000	3,888,988
7.50% Sr. Unsec. Nts., 3/15/21-2/15/23		3,740,000	3,814,800

Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Nts., 9/25/22[1]		5,278,580	5,054,240

Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[1]		4,815,000	4,724,719

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		4,005,000	4,220,269

Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[1]		1,046,394	1,069,477

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts.,
10/1/20		4,680,000	4,808,700

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		3,618,000	3,690,360

Ultra Petroleum Corp., 5.75% Sr. Unsec. Nts., 12/15/18[1]		3,565,000	3,671,950

			421,828,025

Financials—8.9%

Capital Markets—1.3%

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]		4,300,000	4,504,250

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]		6,455,000	6,858,437

Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[2]		2,350,000	2,128,254

Deutsche Bank Capital Trust V, 4.901% Jr. Sub. Perpetual Bonds[1,2,12]		2,160,000	1,973,700

Goldman Sachs Group, Inc. (The), 0.789% Sr. Unsec. Nts., 2/8/37[2]		3,802,000	3,069,978

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	2,555,000	3,849,709

Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		1,450,000	1,482,625
7.875% Sr. Unsec. Nts., 10/1/20		5,395,000	5,624,287
10.875% Sr. Unsec. Nts., 4/1/15		4,655,000	4,771,375

Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[1]		4,040,000	4,070,300

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		3,900,000	4,202,250

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	83,100,000	5,760,183

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17		6,840,000	7,510,320

Tomkins LLC/Tomkins, Inc., 9% Sec. Nts., 10/1/18		4,678,000	5,145,800

25	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Capital Markets (Continued)
UBS AG (Jersey Branch):
4.28% Jr. Sub. Perpetual Bonds[2,12]	EUR	660,000	$917,043
7.152% Jr. Sub. Perpetual Bonds[2,12]	EUR	455,000	694,809
7.25% Sub. Nts., 2/22/22[2]		9,375,000	10,300,256

US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]		5,300,000	5,677,625

Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19		7,475,000	7,960,875

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[1]		10,685,000	10,871,988

			97,374,064

Commercial Banks—4.5%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	14,270,000	5,717,011

Alfa Bank OJSC Via Alfa Bond Issuance plc, 7.875% Sr. Unsec. Nts., 9/25/17[1]		5,630,000	6,277,450

Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	3,575,000	1,386,511

Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[2,12]		165,000	177,680

Banco BMG SA:
8.875% Sub. Nts., 8/5/20[1]		1,265,000	1,227,050
9.15% Sr. Unsec. Nts., 1/15/16[1]		3,552,000	3,631,920
9.95% Sub. Nts., 11/5/19[1]		4,565,000	4,599,237

Banco de Costa Rica, 5.25% Sr. Unsec. Nts., 8/12/18[1]		4,370,000	4,359,075

Banco del Estado de Chile:
3.875% Sr. Unsec. Nts., 2/8/22[1]		2,895,000	2,836,379
4.125% Sr. Unsec. Nts., 10/7/20[1]		4,245,000	4,328,283

Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[1,2,12]		6,610,000	6,841,350

Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[1]		13,775,000	13,671,687

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	6,110,000	2,421,469

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95% Jr. Sub. Nts., 1/30/24[1,2]		4,140,000	4,202,100

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		6,160,000	5,821,200

Barclays Bank plc:
4.75% Jr. Sub. Perpetual Bonds[2,12]	EUR	1,320,000	1,554,376
6.00% Jr. Sub. Perpetual Bonds[2,12]	GBP	6,235,000	9,731,169
14.00% Jr. Sub. Perpetual Bonds[2,12]	GBP	880,000	1,945,672

Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[2,12]		1,280,000	1,324,000

BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[1]		3,690,000	3,699,225

BNP Paribas SA:
5.945% Jr. Sub. Perpetual Bonds[2,12]	GBP	6,050,000	10,344,139
7.195% Jr. Sub. Perpetual Bonds[1,2,12]		1,405,000	1,457,687

BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[2,12]	EUR	3,005,000	4,185,649
5.70% Sub. Nts., 10/22/23[1]		3,100,000	3,200,068
9.00% Jr. Sub. Perpetual Bonds[2,12]	EUR	7,150,000	10,462,992

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		1,455,000	1,520,475
5.00% Sr. Unsec. Nts., 8/15/22		6,035,000	5,909,249

26	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		$8,970,000	$9,934,275

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		4,170,000	4,138,725

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		5,645,000	5,471,524

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,12]		10,290,000	10,341,028
8.375% Jr. Sub. Perpetual Bonds[1,2,12]		9,785,000	11,154,900

Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[2,12]	GBP	5,750,000	9,712,147

EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	3,325,000	3,233,320

European Investment Bank:
6.00% Sr. Unsec. Nts., 8/6/20	AUD	1,645,000	1,576,293
6.50% Sr. Unsec. Nts., 8/7/19	AUD	1,885,000	1,857,873

Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		1,515,000	1,323,837

Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[1]		5,000,000	4,625,000
5.25% Sr. Unsec. Nts., 2/1/17[1]		1,355,000	1,434,945

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,12]	GBP	935,000	1,590,892

Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[1]		3,125,000	3,230,469

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		3,090,000	2,989,575

ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[1]		4,250,000	4,286,928

Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 1/15/19		1,695,000	1,686,222

LBG Capital No.1 plc:
6.439% Sub. Nts., 5/23/20	EUR	5,735,000	8,362,686
7.869% Sub. Nts., 8/25/20	GBP	940,000	1,663,220
11.04% Sub. Nts., 3/19/20	GBP	7,877,000	15,027,989

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,12]	GBP	1,250,000	2,132,259

RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[2,12]		10,038,000	9,837,240

Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		8,685,000	8,757,693

Royal Bank of Scotland NV:
3.372% Sub Nts., 5/17//18[2]	AUD	940,000	757,122
3.372% Sub. Nts., 5/17/18[2]	AUD	1,125,000	906,131

Royal Bank of Scotland plc (The):
2.375% Sub. Nts., 11/2/15	CHF	285,000	323,126
13.125% Sub. Nts., 3/19/22[2]	AUD	3,100,000	3,264,863

Santander UK plc, 5% Sub. Nts., 11/7/23[1]		4,780,000	4,799,435

Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[1]		4,475,000	4,296,000
5.40% Sr. Unsec. Nts., 3/24/17		2,590,000	2,781,531
6.125% Sr. Unsec. Nts., 2/7/22[1]		6,875,000	7,270,313

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,645,000	2,737,985

Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		4,490,000	4,471,546

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,12]		9,170,000	9,625,235

Stadshypotek AB, 6% Sec. Nts., 6/21/17	SEK	17,935,000	3,169,898

Standard Chartered plc, 5.20% Sub. Nts., 1/26/24[1]		850,000	848,590

Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		4,480,000	4,571,759

Turkiye Is Bankasi AS:
5.50% Sr. Unsec. Nts., 4/21/19[1]		2,815,000	2,798,673
6.00% Sub. Nts., 10/24/22[1]		4,960,000	4,473,920
7.244% Unsec. Nts., 1/29/14	TRY	38,200,000	17,659,456

27	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		$1,955,000	$1,729,980

Turkiye Vakiflar Bankasi Tao:
3.75% Sr. Unsec. Nts., 4/15/18[1]		6,640,000	6,251,560
5.00% Sr. Unsec. Nts., 10/31/18[1]		1,975,000	1,931,550

VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[1]		2,940,000	3,131,100

Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[1]		6,520,000	5,525,048
6.75% Sr. Unsec. Nts., 2/8/17[1]		4,085,000	4,301,709

			344,828,673

Consumer Finance—0.5%

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		5,035,000	5,475,562

Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20		3,595,000	4,201,656

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/31/49[8]		27,100,000	1,659,875

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[1]		6,325,000	6,040,375

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]		4,725,000	5,067,563

SLM Corp., 7.25% Sr. Unsec. Nts., 1/25/22		3,870,000	4,111,875

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		5,705,000	6,033,038

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		6,550,000	7,008,500

			39,598,444

Diversified Financial Services—1.5%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,12]	EUR	11,600,000	15,950,795

AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[1]	EUR	1,420,000	2,029,680

AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[1]	EUR	1,110,000	1,595,743

Autopistas del Nordeste Cayman Ltd., 9.39% Unsec. Nts., 4/15/24[1]		9,051,106	9,211,590

AyT Cedulas Cajas X Fondo de Titulizacion, 3.75% Sec. Nts., 6/30/25	EUR	470,000	570,232

Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[1,12]	EUR	1,125,000	1,631,623

Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		7,800,000	6,834,750
5.75% Sub. Nts., 9/28/22[1]		3,955,000	3,440,850

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[1]		4,560,000	4,571,400

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,11]		4,735,000	4,832,659

Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	EUR	470,000	578,366

Chinos Intermediate Holdings A, Inc., 7.75% Sr. Unsec. Nts., 5/1/19[1,11]		6,755,000	6,923,875

CNG Holdings, Inc., 9.375% Sr. Sec. Nts., 5/15/20[1]		645,000	596,625

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		10,595,000	10,756,574

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	2,300,000	3,482,499

ING Verzekeringen NV, 6.375% Sub. Nts., 5/7/27[2]	EUR	6,605,000	9,758,672

Invex/Credito y Casa, 6.45% Sec. Nts., 3/13/34[8,15]	MXN	17,961,653	240,503

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		5,865,000	6,128,925

28	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Financial Services (Continued)
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		$5,940,000	$5,910,300

JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[15]	MXN	5,497,111	600,077
6.47% Sec. Nts., 8/26/35[3,15]	MXN	20,232,960	147,216

Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[1]		4,250,000	4,401,427

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		2,390,000	2,554,313

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		1,920,000	1,917,600

SPCM SA, 5.50% Sr. Sec. Nts., 6/15/20[1]	EUR	930,000	1,394,547

Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[1,11]		5,950,000	6,083,875

			112,144,716

Insurance—0.5%

Assicurazioni Generali SpA, 7.75% Sr. Sub. Nts., 12/12/42[2]	EUR	190,000	301,244

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,12]	GBP	5,600,000	9,389,236
6.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	5,145,000	8,779,718

AXA SA, 6.379% Jr. Sub. Perpetual Bonds[1,2,12]		1,875,000	1,842,187

Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		4,555,000	4,703,038

Patriot Merger Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		2,960,000	3,122,800

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,12]		8,798,000	9,343,476

Swiss Reinsurance Co. Via ELM BV:
3.775% Jr. Sub. Perpetual Bonds[2,12]	AUD	870,000	728,930
7.635% Jr. Sub. Perpetual Bonds[2,12]	AUD	190,000	175,682

			38,386,311

Real Estate Investment Trusts (REITs)—0.3%

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,407,000

Felcor Lodging LP, 6.75% Sr. Sec. Nts., 6/1/19		4,035,000	4,317,450

Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23		5,725,000	5,324,250

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		4,030,000	4,035,038

Omega Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22		3,860,000	4,212,225

			20,295,963

Real Estate Management & Development—0.3%

Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[1]		7,385,000	7,108,062

Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		6,430,000	5,770,925

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		4,400,000	4,961,000
9.00% Sr. Sec. Nts., 1/15/20[1]		2,890,000	3,381,300

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	2,940,000	4,426,769

			25,648,056

Health Care—1.8%

Biotechnology—0.1%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		4,715,000	4,997,900

Health Care Equipment & Supplies—0.4%

Accellent, Inc., 10% Sr. Sub. Nts., 11/1/17		730,000	757,375

29	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20		$3,350,000	$3,442,125

Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20		7,640,000	8,060,200

ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[1]	EUR	3,755,000	5,837,301

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		3,605,000	3,974,513

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		665,000	704,900

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		4,560,000	5,266,800

			28,043,214

Health Care Providers & Services—1.0%

Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[1]		1,560,000	1,606,800

CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20		3,340,000	3,469,425

DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22		3,205,000	3,261,087

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		9,370,000	10,072,750

Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[1]		2,980,000	3,233,300
5.875% Sr. Unsec. Nts., 1/31/22[1]		1,490,000	1,579,400

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18		4,645,000	4,819,187

HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,361,000

Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20		4,455,000	5,006,306

HealthSouth Corp., 7.75% Sr. Unsec. Nts., 9/15/22		1,368,000	1,504,800

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19		7,265,000	7,737,225

Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19		6,420,000	6,869,400

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[1]		9,710,000	9,770,688

MultiPlan, Inc., 9.875% Sr. Unsec. Nts., 9/1/18[1]		4,240,000	4,685,200

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		3,715,000	3,649,988

Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[1]		3,360,000	3,513,300

			80,139,856

Life Sciences Tools & Services—0.1%

Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[1]		3,730,000	4,214,900

Pharmaceuticals—0.2%

Forest Laboratories, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]		5,695,000	5,730,594

Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[1]		9,630,000	9,894,825

Valeant Pharmaceuticals International, 6.375% Sr. Unsec. Nts., 10/15/20[1]		2,945,000	3,118,019

			18,743,438

Industrials—4.4%

Aerospace & Defense—1.0%

B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20		4,026,000	4,438,665

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		14,700,000	14,553,000

DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17		6,365,000	6,540,037

Erickson Air-Crane, Inc., 8.25% Sec. Nts., 5/1/20[1]		9,804,000	10,196,160

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21		11,045,000	11,873,375

30	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Aerospace & Defense (Continued)

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21		$6,075,000	$6,697,688

Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17		3,883,000	4,208,201

Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[1]		6,920,000	7,819,600

TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18		3,710,000	3,997,525

Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18		3,670,000	3,981,950

			74,306,201

Air Freight & Couriers—0.2%

Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18		3,042,000	3,300,570

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]		9,365,000	9,997,137

			13,297,707

Airlines—0.2%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]		3,580,000	3,781,375

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]		9,510,000	8,749,200

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23		4,325,678	4,877,202

			17,407,777

Building Products—0.2%

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21		8,615,000	9,584,188

Ply Gem Industries, Inc., 9.375% Sr. Unsec. Nts., 4/15/17		6,273,000	6,806,205

			16,390,393

Commercial Services & Supplies—0.7%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		9,880,000	8,941,400

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[1]		9,720,000	9,902,250

Cenveo Corp., 8.875% Sec. Nts., 2/1/18		9,355,000	9,401,775

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]		7,710,000	8,056,950

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21		4,075,000	4,543,625

STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]		3,755,000	4,036,625

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]		4,205,000	4,362,687

West Corp., 8.625% Sr. Unsec. Nts., 10/1/18		3,570,000	3,900,225

			53,145,537

Construction & Engineering—0.3%

Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[1]		3,715,000	3,519,962

IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24[3]		13,003,329	15,213,894

OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[1]		5,705,000	5,590,900

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	3,985,000	1,406,173

			25,730,929

Electrical Equipment—0.1%

General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[1]		2,230,000	2,196,550

Orion Engineered Carbons Bondco GmbH, 10% Nts., 6/15/18[1]	EUR	3,820,500	5,834,007

			8,030,557

31	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Industrial Conglomerates—0.1%

General Electric Capital Australia Funding Pty Ltd., 7% Sr. Unsec. Nts., 10/8/15	AUD	2,230,000	$2,110,434

Hutchison Whampoa Ltd., 3.75% Perpetual Bonds[2,12]	EUR	380,000	511,004

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]		6,135,000	5,283,462

			7,904,900

Machinery—0.6%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		4,110,000	4,181,925

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		5,415,000	5,902,350

Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20		8,280,000	9,439,200

Meritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18		3,992,000	4,261,460

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		3,425,000	3,562,000

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		8,225,000	8,543,719

Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17		6,358,000	6,818,955

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		5,745,000	6,060,975

			48,770,584

Marine—0.1%

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		4,220,000	4,251,650

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		7,745,000	7,880,538

Road & Rail—0.4%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23		4,205,000	4,094,619

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		2,785,000	3,053,056

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]		5,360,000	5,668,200

REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	1,915,000	2,664,251

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]		2,130,000	1,885,476

Ukraine Railways via Shortline plc, 9.50% Sec. Nts., 5/21/18[1]		1,035,000	939,262

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]		18,908,000	12,101,120

			30,405,984

Trading Companies & Distributors—0.4%

Aircastle Ltd., 4.625% Sr. Unsec. Nts., 12/15/18		2,850,000	2,878,500

Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20		5,350,000	5,443,625

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20		11,630,000	12,589,475

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17		5,313,000	6,282,622

United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20		3,870,000	4,310,213

			31,504,435

Information Technology—1.4%

Communications Equipment—0.2%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		4,855,000	5,055,269

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		4,435,000	4,368,475

32	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Communications Equipment (Continued)

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		$4,298,000	$4,566,625

			13,990,369

Computers & Peripherals—0.1%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		5,815,000	5,778,656

Electronic Equipment, Instruments, & Components—0.1%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		3,575,000	3,776,094

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		2,240,000	2,206,400

			5,982,494

Internet Software & Services—0.3%

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	3,560,000	5,194,770

EarthLink, Inc., 7.375% Sr. Sec. Nts., 6/1/20		11,145,000	11,172,862

Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20		2,335,000	2,335,000

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		4,470,000	4,190,625

			22,893,257

IT Services—0.4%

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		8,835,000	9,442,406
10.625% Sr. Unsec. Nts., 6/15/21[1]		2,410,000	2,623,888
12.625% Sr. Unsec. Nts., 1/15/21		3,821,000	4,504,004

iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18		14,135,000	11,732,050

			28,302,348

Semiconductors & Semiconductor Equipment—0.2%

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]		7,985,000	8,104,775
10.75% Sr. Unsec. Nts., 8/1/20		5,779,000	6,588,060

			14,692,835

Software—0.1%

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[1]		5,895,000	5,880,262

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		5,390,000	5,578,650

			11,458,912

Materials—3.7%

Chemicals—0.7%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		3,460,000	3,771,400

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]		6,655,000	6,225,752
5.75% Sr. Unsec. Nts., 4/15/21[1]		5,340,000	5,259,900

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20		3,715,000	3,826,450

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18		2,310,000	2,411,062

Ineos Finance plc, 8.375% Sr. Sec. Nts., 2/15/19[1]		3,555,000	3,968,269

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		4,605,000	4,639,538

Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]		4,480,000	4,401,600

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20		2,920,000	3,087,900

33	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Chemicals (Continued)

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[1]		$2,895,000	$2,916,713

PQ Corp., 8.75% Sec. Nts., 5/1/18[1]		3,870,000	4,227,975

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[1]		4,560,000	4,731,000

			49,467,559

Construction Materials—0.7%

Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[1]		5,765,000	6,255,025

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[1]		280,000	298,200

Cemex Espana Luxembourg:
9.25% Sr. Sec. Nts., 5/12/20[1]		10,755,000	11,857,387
9.875% Sr. Sec. Nts., 4/30/19[1]		9,890,000	11,348,775

Cemex Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[1]		6,520,000	7,383,900

Cemex SAB de CV:
6.50% Sec. Nts., 12/10/19[1]		5,120,000	5,301,760
7.25% Sr. Sec. Nts., 1/15/21[1]		4,075,000	4,227,812

HeidelbergCement Finance BV, 8% Sr. Unsec. Nts., 1/31/17	EUR	2,215,000	3,569,157

Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,610,000	2,449,991

			52,692,007

Containers & Packaging—0.9%

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		9,715,000	9,860,725

Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21		5,895,000	6,852,937

Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		4,690,000	5,041,750

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		2,160,000	2,311,200

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		7,455,000	7,007,700

Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		4,270,000	4,376,750

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		5,295,000	5,672,269

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		5,510,000	5,647,750
9.50% Sr. Unsec. Nts., 4/15/19		4,740,000	5,107,350

Sealed Air Corp.:
5.25% Sr. Nts., 4/1/23[1]		5,770,000	5,640,175
6.50% Sr. Unsec. Nts., 12/1/20[1]		5,145,000	5,556,600

Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[1]		2,087,000	2,175,698
7.75% Sr. Sec. Nts., 11/15/19[1]	EUR	4,150,000	6,251,525

			71,502,429

Metals & Mining—1.4%

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		8,680,000	9,233,350
7.875% Sr. Unsec. Nts., 11/1/20		9,150,000	9,767,625

ALROSA Finance SA, 7.75% Nts., 11/3/20[1]		11,700,000	13,027,950

CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[1]		2,525,000	2,632,312

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[1]		4,965,000	4,636,069

34	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Metals & Mining (Continued)

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[1]		$5,705,000	$5,562,375

FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		5,525,000	5,828,875
6.875% Sr. Unsec. Nts., 4/1/22[1]		2,875,000	3,148,125
8.25% Sr. Unsec. Nts., 11/1/19[1]		2,780,000	3,130,975

Gerdau Holdings, Inc., 7% Sr. Unsec. Nts., 1/20/20[1]		1,005,000	1,100,475

Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[1]		2,670,000	2,736,750

Gestamp Funding Luxembourg SA, 5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	2,745,000	4,002,874

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		740,000	749,250

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		3,735,000	3,641,625

Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[1]		4,170,000	3,992,775

MMC Norilsk Nickel OJSC, 5.55% Sr. Unsec. Nts., 10/28/20[1]		6,340,000	6,332,075

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		4,470,000	4,995,225

Samarco Mineracao SA:
4.125% Sr. Unsec. Nts., 11/1/22[1]		1,000,000	902,500
5.75% Sr. Unsec. Nts., 10/24/23[1]		3,390,000	3,364,575

Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[1]		2,570,000	2,553,938

Walter Energy, Inc.:
9.50% Sr. Sec. Nts., 10/15/19[1]		5,015,000	5,315,900
9.875% Sr. Unsec. Nts., 12/15/20		5,080,000	4,419,600

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		2,850,000	3,013,875

Xstrata Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[1]		4,422,000	4,480,260

			108,569,353

Telecommunication Services—3.5%

Diversified Telecommunication Services—2.1%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		2,850,000	2,885,625

Altice Finco SA, 8.125% Sr. Unsec. Nts., 1/15/24[1]		2,260,000	2,350,400

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		18,555,000	19,111,650

Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		1,835,000	1,720,312

Deutsche Telekom International Finance BV, 4.875% Sr. Unsec. Nts., 3/6/42[1]		4,480,000	4,276,223

Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		6,385,000	6,800,025

Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24		5,730,000	5,744,325

Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[1]		2,605,000	2,487,775
7.25% Sr. Unsec. Nts., 10/15/20		3,905,000	4,290,619

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[1]		8,845,000	9,519,431

Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,12]	EUR	6,705,000	9,728,902

Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19		4,005,000	4,395,488

MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20		13,700,000	14,573,375

Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	8,440,000	3,237,554

Portugal Telecom International Finance BV:
4.625% Sr. Unsec. Nts., 5/8/20	EUR	3,370,000	4,760,162
5.00% Sr. Unsec. Nts., 11/4/19	EUR	1,120,000	1,621,370
5.625% Sr. Unsec. Nts., 2/8/16	EUR	1,805,000	2,663,032

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		6,063,000	6,093,315

35	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Diversified Telecommunication Services (Continued)

Telecom Italia SpA, 7.75% Sub. Nts., 3/20/73[2]	EUR	2,605,000	$3,711,271

Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[1]		1,825,000	1,674,251

Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[2,12]	EUR	6,645,000	9,799,259

Telekom Austria AG, 5.625% Sub. Perpetual Bonds[2,12]	EUR	4,315,000	6,284,894

Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[1]		13,945,000	13,317,475

Verizon Communications, Inc., 6.55% Sr. Unsec. Nts., 9/15/43		430,000	503,194

Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[1]		9,355,000	9,892,913

Windstream Corp., 7.75% Sr. Unsec. Nts., 10/15/20		8,985,000	9,580,256

			161,023,096

Wireless Telecommunication Services—1.4%

America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	75,190,000	5,335,665
8.46% Sr. Unsec. Nts., 12/18/36	MXN	42,300,000	3,067,919

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[1]		5,960,000	6,205,850

ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[1]		4,235,000	4,140,551

Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]		2,715,000	2,822,242

Mobile Telesystems OJSC via MTS International Funding Ltd.:
5.00% Sr. Unsec. Nts., 5/30/23[1]		3,745,000	3,520,300
8.625% Sr. Unsec. Nts., 6/22/20[1]		4,700,000	5,569,500

SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20		3,880,000	4,054,600

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts.,
5/17/19[1]		2,175,000	2,327,250

Sprint Communications, Inc., 9% Sr. Unsec. Nts., 11/15/18[1]		3,600,000	4,347,000

Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[1]		5,115,000	5,511,412

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC:
7.748% Sr. Unsec. Nts., 2/2/21[1]		7,020,000	7,643,025
9.125% Sr. Unsec. Nts., 4/30/18[1]		14,815,000	17,444,663

VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[1]		7,865,000	7,452,088
7.504% Sr. Unsec. Nts., 3/1/22[1]		16,150,000	16,910,988
9.00% Sr. Unsec. Nts., 2/13/18[1]	RUB	155,700,000	4,757,487

Vimpel-Communications OJSC:
8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	40,700,000	1,253,507
8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	45,300,000	1,395,181

			103,759,228

Utilities—2.7%

Electric Utilities—1.5%

Bhira Investments Ltd., 8.50% Jr. Sub. Nts., 4/27/71[2]		170,000	170,179

Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Nts., 10/21/20[1]		16,745,000	19,591,650

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]		4,495,000	4,836,620

Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[1,2,12]		8,095,000	8,064,854

Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[1]		2,815,000	3,335,775
8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	7,900,870,000	4,269,745

Enel SpA:
6.50% Jr. Sub. Nts., 1/10/74[2]	EUR	1,885,000	2,787,293
8.75% Sub. Nts., 9/24/73[1,2]		1,875,000	2,045,844

36	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Electric Utilities (Continued)
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[1]		$2,250,000	$2,250,000
6.75% Sr. Unsec. Nts., 8/6/23[1]		7,270,000	7,469,925

Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,12]	EUR	3,325,000	4,852,373

Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[1]		6,170,000	6,709,326
7.25% Sr. Sec. Nts., 1/15/19[1]		28,745,000	31,961,134
9.375% Sr. Sec. Nts., 1/28/20[1]		1,385,000	1,680,396

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	10,218,967

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		4,225,000	4,087,688

			114,331,769

Energy Traders—0.7%

AES Corp.:
7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,241,212
8.00% Sr. Unsec. Nts., 10/15/17		4,100,000	4,838,000

Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[1]		3,398,000	3,725,057
7.875% Sr. Sec. Nts., 1/15/23[1]		3,167,000	3,475,782

Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[1]		7,040,000	7,580,278

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		4,205,000	4,183,975

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[1]		1,485,000	1,410,750

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10.00% Sr. Sec. Nts., 12/1/20[1]		6,095,000	6,491,175
12.25% Sec. Nts., 3/1/22[1]		5,700,000	6,726,000

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[3]	GBP	2,790,000	4,955,058

Instituto Costarricense de Electricidad, 6.95% Sr. Unsec. Nts., 11/10/21[1]		615,000	634,219

NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	5,275,125

Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]		1,355,000	1,659,875

			55,196,506

Gas Utilities—0.4%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20		8,895,000	9,762,262

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		3,745,000	4,007,150

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		3,906,000	4,003,650

Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	2,875,000	4,296,458

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		2,330,000	2,166,900

Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[1]		1,910,000	2,031,763

			26,268,183

Multi-Utilities—0.1%

National Grid North America, Inc., 1.75% Unsec. Nts., 2/20/18	EUR	3,170,000	4,394,701

37	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Multi-Utilities (Continued)

Veolia Environnement SA, 4.45% Jr. Sub. Perpetual Bonds[2,12]	EUR	2,565,000	$3,504,810

			7,899,511

Total Corporate Bonds and Notes (Cost $2,962,823,771)			2,959,091,464

		Shares

Preferred Stock—0.1%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1,11]
(Cost $8,328,508)		8,856	8,502,591

Common Stocks—0.2%

American Media Operations, Inc.[13,16]		801,816	5,211,804

Arco Capital Corp. Ltd.[3,13]		2,494,716	—

Nortek, Inc.[13]		86,282	6,436,637

Premier Holdings Ltd.[13]		1,088,661	—

Revel Entertainment[13]		62,473	—

Wallace Theater Holdings, Inc.[3,13]		6,170	61,885

Total Common Stocks (Cost $35,684,314)			11,710,326

		Units

Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, 3/19/17[13]
(Cost $24,912,707)		88,579	—

		Principal Amount

Structured Securities—0.9%
Citigroup Global Markets Holdings, Inc., Republic of Colombia Credit Linked Nts.,
Series 2, 10%, 7/25/24	COP	5,392,000,000	3,448,645

Coriolanus Ltd., 18.665% Sr. Sec. Nts., 12/31/17[3,15]	BRL	36,050,000	21,969,986

Credit Suisse First Boston International, Moitk Total Return Linked Nts.,
21%, 3/30/11[8]	RUB	196,587,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction
& Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	335,100,000	—

Deutche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	1,803,555	129,722
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	3,155,364	226,952
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	47,575,229	3,421,889
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	3,467,217	249,383
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	2,518,999	181,181
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	1,608,758	115,712
Cl. 2G, 7.208%, 5/22/15[2,3]	MXN	296,268	21,310

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,9]		4,134,702	2,802,860
3.138%, 4/30/25[1,9]		4,065,595	2,756,013
3.191%, 4/30/25[1,9]		5,061,996	3,431,460
3.241%, 4/30/25[1,9]		5,777,500	3,916,492
3.269%, 4/30/25[1,9]		4,615,546	3,128,818
3.346%, 4/30/25[1,9]		4,338,416	2,940,955
3.905%, 4/30/25[1,9]		5,268,247	3,571,275
4.005%, 4/30/25[1,9]		4,548,288	3,083,224

Goldman Sachs Capital Markets LP, Republic of Colombia Credit
Linked Nts., Cl. B, 10%, 7/30/24[1]	COP	14,950,000,000	9,561,803

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[8]		115,443	115,608
Morgan Stanley, Russian Federation Total Return Linked Bonds,
Series 007, Cl. VR, 5%, 8/22/34	RUB	153,818,989	2,345,273

Total Structured Securities (Cost $86,954,116)			67,418,561

	Shares
Investment Companies—5.5%
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund	534,094	49,606,651

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[16,17]	24,843,823	24,843,823

Oppenheimer Master Event-Linked Bond Fund, LLC[16]	12,691,196	175,063,051

Oppenheimer Master Loan Fund, LLC[16]	3,193,915	45,487,384

Oppenheimer Ultra-Short Duration Fund, Cl. Y16	12,413,942	124,387,697

Total Investment Companies (Cost $411,656,960)		419,388,606

38	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 12/20/18 Call[13]	JPM	Buy	CDX.NA.HY.21	5.000	2/19/14	USD	2,145	$4,467
Credit Default Swap maturing 12/20/18 Call[13]	JPM	Buy	iTraxx Europe Series 20 Version 1	1.000	2/19/14	EUR	46,065	21,756
Credit Default Swap maturing 12/20/18 Call[13]	JPM	Buy	CDX.NA.HY.21	5.000	1/15/14	USD	5,735	793
Credit Default Swap maturing 12/20/18 Call[13]	BAC	Buy	iTraxx Europe Series 20 Version 1	1.000	1/15/14	EUR	22,890	69
Credit Default Swap maturing 12/20/18 Call[13]	JPM	Buy	CDX.NA.HY.21	5.000	1/15/14	USD	5,740	794
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $320,035)								27,879

39	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Interest Rate Swap maturing 1/10/19 Call[13]	BAC	Pay	Three-Month USD BBA LIBOR	1.985	1/8/14	USD	93,630	$13,411
Interest Rate Swap maturing 1/13/19 Call[13]	BOA	Pay	Three-Month USD BBA LIBOR	1.993	1/9/14	USD	57,370	10,827
Interest Rate Swap maturing 1/24/17 Call[13]	BAC	Pay	Three-Month USD BBA LIBOR	0.835	1/22/14	USD	17,445	46,362
Interest Rate Swap maturing 1/28/17 Call[13]	UBS	Pay	Three-Month USD BBA LIBOR	0.840	1/24/14	USD	77,090	218,011
Interest Rate Swap maturing 1/31/19 Call[13]	BOA	Pay	Three-Month USD BBA LIBOR	1.590	1/29/14	USD	8,480	107,244
Interest Rate Swap maturing 11/25/44 Call[13]	BAC	Pay	Six-Month GBP BBA LIBOR	3.445	11/25/14	GBP	4,270	369,701
Interest Rate Swap maturing 12/4/45 Call[13]	GSG	Pay	Six-Month GBP BBA LIBOR	3.275	12/4/15	GBP	4,755	818,817
Interest Rate Swap maturing 2/12/24 Call[13]	JPM	Pay	Three-Month USD BBA LIBOR	2.975	2/10/14	USD	37,355	675,994

40	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 2/18/24 Call[13]	GSG	Pay	Six-Month EUR EURIBOR	2.069	2/14/14	EUR	37,380	$729,740
Interest Rate Swap maturing 2/19/24 Call[13]	UBS	Pay	Six-Month EUR EURIBOR	2.080	2/17/14	EUR	37,345	701,407
Interest Rate Swap maturing 3/10/19 Call[13]	JPM	Pay	Three-Month USD BBA LIBOR	2.005	3/6/14	USD	187,390	888,639
Interest Rate Swap maturing 3/19/19 Call[13]	UBS	Pay	Six-Month EUR EURIBOR	1.490	3/17/14	EUR	145,330	657,585
Interest Rate Swap maturing 3/19/24 Call[13]	BAC	Receive	Three-Month USD BBA LIBOR	2.745	3/17/14	USD	18,970	20,258
Interest Rate Swap maturing 4/1/19 Call[13]	GSG	Pay	Three-Month USD BBA LIBOR	1.703	3/28/14	USD	93,450	1,401,089
Interest Rate Swap maturing 4/10/19 Call[13]	JPM	Pay	Three-Month USD BBA LIBOR	2.145	4/8/14	USD	93,630	494,997
Interest Rate Swap maturing 4/27/47 Call[13]	BAC	Pay	Three-Month USD BBA LIBOR	3.480	4/25/17	USD	18,080	3,709,429

41	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 5/2/19 Call[13]	UBS	Pay	Three-Month USD BBA LIBOR	2.010	4/30/14	USD	56,005	$531,095
Interest Rate Swap maturing 5/22/24 Call[13]	JPM	Pay	Three-Month USD BBA LIBOR	3.220	5/20/14	USD	37,365	754,764
Interest Rate Swap maturing 5/30/33 Call[13]	BAC	Pay	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	4,350	371,485
Interest Rate Swap maturing 5/8/19 Call[13]	JPM	Pay	Three-Month USD BBA LIBOR	1.795	5/6/14	USD	149,590	2,350,886
Interest Rate Swap maturing 7/27/46 Call[13]	BOA	Pay	Three-Month USD BBA LIBOR	3.890	7/25/16	USD	23,260	3,173,727
Interest Rate Swap maturing 8/4/46 Call[13]	BOA	Pay	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	4,710	268,168

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $14,640,393)								18,313,636

Counterparty			Exercise Price	Expiration Date	Contracts
Over-the-Counter Options Purchased—0.0%
AUD Currency Call[13]	BOA	JPY	95.500	8/4/14	AUD		4,715,000	83,540
AUD Currency Call[13]	GSG	JPY	102.000	9/10/14	AUD		6,450,000	36,494
BRL Currency Call[13]	GSG	BRL	2.300	1/9/14	BRL		62,940,000	13,973

42	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty			Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
CAD Currency Put[13]	JPM	CAD	1.084	11/17/14	CAD	2,300,000	$46,961
CNH Currency Call[13]	JPM	CNH	6.147	10/16/14	CNH	26,050,000	51,866
EUR Currency Put[13]	BOA	USD	1.302	5/23/14	EUR	4,270,000	29,386
INR Currency Call[13]	GSG	INR	65.250	9/3/14	INR	272,000,000	171,632
INR Currency Call[13]	GSG	INR	65.000	9/2/14	INR	271,700,000	162,205
JPY Currency Put[13]	GSG	JPY	103.000	5/23/14	JPY	220,000,000	81,400
JPY Currency Put[13]	GSG	JPY	108.000	5/22/15	JPY	2,285,000,000	781,470
MXN Currency Call[13]	GSG	MXN	13.000	9/29/14	MXN	55,500,000	125,485
MXN Currency Call[13]	BOA	MXN	12.725	3/11/14	MXN	621,200,000	352,842
MXN Currency Put[13]	BOA	MXN	13.785	1/22/14	MXN	525,300,000	36,771
MXN Currency Call[13]	CITNA-B	MXN	12.500	1/22/14	MXN	476,350,000	21,436

Total Over-the-Counter Options Purchased (Cost $3,244,327)							1,995,461

Total Investments, at Value (Cost $7,865,593,034)						101.9%	7,755,670,655
Liabilities in Excess of Other Assets						(1.9)	(142,763,440)

Net Assets						100.0%	$7,612,907,215

Footnotes to Consolidated Statement of Investments

Principal and notional amount and exercise price are reported in U.S. Dollars except for those denoted in the following currencies:

AUD	Australian Dollar	NGN	Nigeria Naira
BRL	Brazilian Real	MXN	Mexican Nuevo Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	PEN	Peruvian New Sol
CNH	Offshore Chinese Renminbi	PLN	Polish Zloty
COP	Columbian Peso	RON	Romanian Leu
EUR	Euro	RSD	Serbian Dinar

43	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

HUF	Hungarian Forint	RUB	Russian Ruble
IDR	Indonesia Rupiah	SEK	Swedish Krona
INR	Indian Rupee	THB	Thai Bhat
GBP	British Pound Sterling	TRY	New Turkish Lira
JPY	Japanese Yen	ZAR	South African Rand
MYR	Malaysian Ringgit

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,233,037,844 or 29.33% of the Fund’s net assets as of December 31, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of December 31, 2013 was $144,783,446, which represents 1.90% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)

Arco Capital Corp. Ltd.	6/28/13	$—	$—	$—
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass- Through Certificates,Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	117,451	28,625	(88,826)
Coriolanus Ltd., 18.665% Sr. Sec. Nts., 12/31/17	9/19/07	16,874,831	21,969,986	5,095,155
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	173,895	129,722	(44,173)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	296,827	226,952	(69,875)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	4,615,780	3,421,889	(1,193,891)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	336,091	249,383	(86,708)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	244,584	181,181	(63,403)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	158,390	115,712	(42,678)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	27,913	21,310	(6,603)
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.387%, 7/22/36	9/23/13	683,887	708,303	24,416

44	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Cl. B3OC, 6.99%, 10/15/30	6/27/01	$11,560,935	$15,880,770	$4,319,835
ICE EM CLO, Series 2007-1A, Cl. B, 2.096%, 8/15/22	11/6/07	19,041,918	19,162,500	120,582
ICE EM CLO, Series 2007-1A, Cl. C, 3.396%, 8/15/22	6/8/07	17,780,000	14,979,650	(2,800,350)
ICE EM CLO, Series 2007-1A, Cl. D, 5.396%, 8/15/22	6/8/07	17,780,000	15,468,600	(2,311,400)
IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24	8/3/09 - 7/30/08	13,612,923	15,213,894	1,600,971
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13	4,745,800	4,955,058	209,258
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,694	147,216	(1,695,478)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 3/15/13	5,441,324	5,668,200	226,876
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	2,230,000	2,316,412	86,412
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	137,900	122,897	(15,003)
Madison Avenue CDO II Ltd., Series 2A, Cl. C1, 2.623%, 3/24/14	2/23/01	3,209,935	462	(3,209,473)
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36	10/24/12	6,575,045	7,320,327	745,282
NC Finance Trust, Series 1999- I, Cl. D, 3.405%, 1/25/29	8/10/10	4,811,624	294,767	(4,516,857)
Premier Cruises Ltd., 11% Sr. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
STHI Holding Corp., 8% Sec. Nts., 3/15/18	3/11/11	3,755,000	4,036,625	281,625
Wallace Theater Holdings, Inc.	3/28/13	62	61,885	61,823
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/12/10 - 1/24/11	18,628,235	12,101,120	(6,527,115)

		$169,000,869	$144,783,446	$(24,217,423)

45	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $21,313,475 or 0.28% of the Fund’s net assets as of December 31, 2013.

5. Interest rate is less than 0.0005%.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2013. See accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $11,883,959. See accompanying Consolidated Notes.

11. Interest or dividend is paid-in-kind, when applicable.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13. Non-income producing security.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $15,070,409. See accompanying Consolidated Notes.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares December 31, 2013
American Media Operations, Inc. (formerly American Media, Inc.)	801,816	—	—	801,816
Oppenheimer Institutional Money Market Fund, Cl. E	266,114,233	839,776,424	1,081,046,834	24,843,823
Oppenheimer Master Event- Linked Bond Fund, LLC	12,936,682	—	245,486	12,691,196
Oppenheimer Master Loan Fund, LLC	715,002	3,196,942	718,029	3,193,915
Oppenheimer Ultra-Short Duration Fund, Cl. Y	12,402,682	11,260	—	12,413,942

46	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued
	Value	Income		Realized Gain (Loss)

American Media Operations, Inc. (formerly American Media, Inc.)	$5,211,804	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	24,843,823	38,222		—
Oppenheimer Master Event-Linked Bond Fund, LLC	175,063,051	1,549,457	[a]	182,559 [a]
Oppenheimer Master Loan Fund, LLC	45,487,384	2,519,463	[b]	(331,859)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	124,387,697	112,025		—

Total	$374,993,759	$4,219,167		$(149,300)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17.	Rate shown is the 7-day yield as of December 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$4,284,730,792	55.2%
Mexico	572,193,675	7.4
Brazil	371,520,390	4.8
Russia	340,584,169	4.4
Turkey	174,158,541	2.3
United Kingdom	168,146,531	2.2
Hungary	150,291,807	1.9
Canada	133,103,261	1.7
Germany	108,976,256	1.4
South Africa	103,123,337	1.3
Italy	84,326,042	1.1
Colombia	83,510,438	1.1
France	82,350,923	1.1
Peru	77,718,716	1.0
Indonesia	70,424,531	0.9
Netherlands	69,115,613	0.9
Luxembourg	59,908,421	0.8
Supranational	56,278,235	0.7
Australia	55,839,771	0.7
Israel	45,586,881	0.6
Thailand	42,242,944	0.5
Venezuela	40,847,260	0.5
Poland	36,434,543	0.5
Spain	36,406,355	0.5
United Arab Emirates	34,745,812	0.5
Chile	32,279,781	0.4
Ukraine	31,993,860	0.4
Portugal	29,717,069	0.4
Philippines	26,969,292	0.4
Nigeria	23,865,928	0.3
Switzerland	22,160,196	0.3
China	21,137,395	0.3

47	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued
Geographic Holdings Continued	Value	Percent

Romania	$18,844,225	0.2%
Malaysia	17,049,670	0.2
Croatia	16,209,162	0.2
India	16,056,438	0.2
Ireland	15,502,470	0.2
Dominican Republic	15,124,440	0.2
Greece	14,556,799	0.2
Lithuania	14,554,716	0.2
Ivory Coast	13,923,000	0.2
Serbia	13,690,489	0.2
Kazakhstan	12,899,458	0.2
Panama	10,216,925	0.1
Denmark	9,712,147	0.1
Uruguay	9,464,775	0.1
Sri Lanka	9,174,388	0.1
Norway	8,736,476	0.1
Sweden	7,641,444	0.1
Angola	6,336,400	0.1
Austria	6,284,894	0.1
Jamaica	6,205,850	0.1
Costa Rica	5,867,481	0.1
Jersey, Channel Islands	5,760,319	0.1
Morocco	5,105,700	0.1
Tanzania	4,205,250	0.1
Latvia	4,156,181	0.1
Trinidad	3,400,522	0.0
Gabon	3,012,425	0.0
Belgium	2,316,412	0.0
Japan	2,173,513	0.0
Eurozone	2,139,943	0.0
Guatemala	1,927,400	0.0
South Korea	1,247,174	0.0
Bolivia	974,400	0.0
Hong Kong	511,004	0.0

Total	$7,755,670,655	100.0%

Forward Currency Exchange Contracts as of December 31, 2013
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	01/2014	BRL	45,730	USD	19,768	$62,088	$447,213
BAC	01/2014	KRW	13,635,000	USD	12,769	132,634	–
BAC	02/2014 - 02/2014	MYR	220,830	USD	69,237	–	2,015,747
BAC	02/2014	THB	18,000	USD	557	–	10,209
BAC	01/2014 - 01/2015	USD	33,507	BRL	79,345	883,888	37,119
BAC	01/2014 - 02/2014	USD	15,443	EUR	11,465	–	328,702
BAC	01/2014	USD	1,297	IDR	15,909,000	–	2,670
BAC	01/2014	USD	2,134	MYR	6,850	45,680	–
BAC	02/2014	USD	9,876	ZAR	101,415	252,343	–
BNP	01/2014	BRL	10,000	USD	4,296	–	56,897
BNP	05/2014	CAD	3,195	USD	2,986	11,342	–
BNP	05/2014	DKK	12,615	USD	2,313	16,269	–

48	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BNP	01/2014 - 02/2014	EUR	6,840	USD	9,203	$207,054	$199
BNP	02/2014	GBP	3,335	USD	5,451	69,580	–
BNP	01/2014	MXN	110,600	USD	8,463	7,914	–
BNP	05/2014	NOK	2,430	USD	396	2,885	–
BNP	01/2014	RON	7,470	USD	2,300	–	2,990
BNP	02/2014	USD	7,233	AUD	8,020	98,398	–
BNP	01/2014 - 05/2014	USD	72,457	CAD	77,155	–	151,460
BNP	05/2014	USD	2,298	DKK	12,615	–	31,279
BNP	01/2014	USD	8,651	EUR	6,310	6,447	35,675
BNP	02/2014	USD	61,209	GBP	37,535	–	923,899
BNP	01/2014 - 06/2014	USD	72,272	MXN	950,700	207,559	244,232
BNP	05/2014	USD	1,719	NOK	10,580	–	15,618
BNP	01/2014 - 06/2014	USD	40,210	TRY	84,190	1,757,440	49,660
BOA	01/2014	BRL	63,480	USD	27,169	65,213	327,458
BOA	01/2014	COP	481,000	USD	247	1,953	–
BOA	01/2014 - 01/2014	IDR	171,506,000	USD	15,190	–	1,161,307
BOA	02/2014 - 05/2014	JPY	34,668,000	USD	339,032	–	9,712,050
BOA	01/2014	MXN	190,900	USD	14,732	–	136,677
BOA	05/2014	PLN	6,300	USD	2,039	27,516	–
BOA	01/2014	RON	19,910	USD	6,078	45,167	–
BOA	02/2014	THB	921,100	USD	28,984	–	1,015,495
BOA	01/2014 - 07/2014	USD	74,798	BRL	173,920	1,548,718	46,260
BOA	01/2014 - 01/2014	USD	31,826	IDR	369,928,000	1,552,961	–
BOA	02/2014 - 05/2014	USD	345,464	JPY	35,177,000	11,309,555	–
BOA	02/2014 - 06/2014	USD	93,544	MXN	1,241,865	208,117	970,256
BOA	01/2014	USD	3,011	PEN	8,400	20,943	–
BOA	02/2014	USD	4,072	ZAR	43,200	–	27,876
CITNA-B	01/2014	CLP	875,000	USD	1,711	–	51,017
CITNA-B	01/2014 - 02/2014	EUR	152,715	USD	207,728	2,359,665	–
CITNA-B	01/2014 - 02/2014	GBP	68,180	USD	111,283	1,598,537	–
CITNA-B	02/2014	JPY	10,000	USD	98	–	2,636
CITNA-B	02/2014	KRW	14,559,000	USD	13,631	114,966	–
CITNA-B	01/2014 - 01/2014	MXN	748,100	USD	57,709	15,359	510,093
CITNA-B	01/2014	MYR	42,255	USD	13,342	–	460,510
CITNA-B	02/2014 - 05/2014	USD	47,326	AUD	52,440	805,192	–
CITNA-B	05/2014	USD	2,056	CAD	2,185	5,969	–
CITNA-B	01/2014	USD	720	CLP	385,000	–	10,236
CITNA-B	01/2014 - 02/2014	USD	392,645	EUR	290,740	16,753	7,339,234
CITNA-B	01/2014	USD	180,117	GBP	112,130	–	5,552,138
CITNA-B	02/2014	USD	601	HUF	131,000	–	3,315
CITNA-B	01/2014 - 05/2014	USD	149,385	MXN	1,981,900	–	1,188,640
CITNA-B	01/2014	USD	3,286	NOK	19,500	72,592	–
DEU	01/2014 - 02/2014	EUR	16,695	USD	22,554	413,245	–
DEU	02/2014	GBP	4,305	USD	6,869	257,079	–
DEU	01/2014	PEN	3,170	USD	1,127	1,430	–
DEU	01/2014 - 02/2014	USD	127,662	EUR	94,775	47,832	2,765,265
DEU	01/2014 - 02/2014	USD	13,067	GBP	8,280	–	640,881
DEU	05/2014	USD	2,012	PLN	6,300	–	54,344

49	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

DEU	05/2014	USD	307	ZAR	3,260	$2,994	$–
DEU	05/2014	ZAR	3,260	USD	313	–	8,841
FIB	02/2014	CAD	2,830	USD	2,721	–	60,051
FIB	02/2014	USD	2,687	CAD	2,830	26,249	–
FIB	03/2014	USD	20,707	TRY	42,800	1,044,265	–
GSCO-OT	09/2014	AUD	430	USD	406	–	28,663
GSCO-OT	01/2014	BRL	40,100	USD	17,014	69,014	85,619
GSCO-OT	02/2014 - 03/2014	EUR	300,665	USD	411,363	2,609,977	355,571
GSCO-OT	01/2014	KRW	17,922,000	USD	16,771	186,900	–
GSCO-OT	09/2014	USD	391	AUD	430	13,359	–
GSCO-OT	01/2014 - 01/2015	USD	125,129	BRL	298,285	3,020,140	48,804
GSCO-OT	02/2014 - 03/2014	USD	416,195	EUR	304,790	354,001	3,450,638
GSCO-OT	09/2014 - 09/2014	USD	4,137	INR	296,500	–	407,461
GSCO-OT	10/2014	USD	1,495	MXN	20,220	–	21,205
HSBC	03/2014	TRY	35,540	USD	17,041	–	714,436
HSBC	03/2014	USD	33,240	TRY	69,005	1,568,077	28,776
JPM	01/2014 - 02/2014	BRL	532,470	USD	224,795	1,481,859	1,219,657
JPM	01/2014 - 01/2014	IDR	312,466,000	USD	27,563	–	1,952,354
JPM	01/2014	KRW	14,575,000	USD	13,776	27,921	–
JPM	01/2014	MXN	203,000	USD	15,667	–	145,945
JPM	01/2014 - 02/2014	MYR	224,935	USD	70,211	–	1,671,279
JPM	01/2014 - 02/2014	PLN	117,170	USD	37,934	790,683	–
JPM	01/2014	RON	22,120	USD	6,760	42,181	–
JPM	05/2014	THB	409,500	USD	13,041	–	648,938
JPM	01/2014 - 10/2014	USD	181,693	BRL	435,835	414,597	1,448,186
JPM	01/2014	USD	6,834	COP	13,272,000	–	39,076
JPM	01/2014	USD	16,687	EUR	12,200	–	95,893
JPM	04/2014	USD	18,725	HUF	4,207,000	–	621,768
JPM	01/2014 - 01/2014	USD	31,488	IDR	376,551,000	638,253	–
JPM	03/2014	USD	32,013	MXN	423,200	–	239,350
JPM	01/2014	USD	31,208	MYR	100,965	456,111	28,147
JPM	02/2014 - 03/2014	USD	33,606	RUB	1,122,420	–	241,647
JPM	05/2014	USD	13,528	THB	409,500	1,135,783	–
JPM	02/2014	USD	3,843	ZAR	40,760	–	25,360
JPM	02/2014	ZAR	84,820	USD	8,196	–	147,197
MSCO	01/2014	BRL	975	USD	409	3,792	–
MSCO	01/2014 - 02/2014	EUR	47,195	USD	64,268	660,096	3,255
MSCO	01/2014 - 10/2014	MXN	28,400	USD	2,156	10,658	7,704
MSCO	01/2014	PLN	72,820	USD	23,796	286,529	–
MSCO	07/2014	USD	20,216	BRL	46,720	1,231,047	–
MSCO	01/2014 - 02/2014	USD	64,681	EUR	47,165	51,031	254,672
MSCO	02/2014 - 04/2014	USD	19,373	HUF	4,356,000	–	667,718
MSCO	04/2014	USD	57,002	MXN	759,300	–	735,868
MSCO	02/2014	USD	1,061	PLN	3,230	–	6,073
MSCO	05/2014	USD	3,200	SEK	21,000	–	57,132
RBS	05/2014 - 05/2014	CHF	3,315	USD	3,696	28,675	3,699
RBS	01/2014	NOK	19,500	USD	3,184	29,861	–
RBS	02/2014	PLN	163,740	USD	52,611	1,414,641	–

50	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued
RBS	05/2014 -05/2014	USD	4,031	CHF	3,600	3,442	13,476
RBS	01/2014 -03/2014	USD	28,990	HUF	6,501,000	–	$1,032,496
RBS	01/2014	USD	3,852	NOK	23,610	–	38,986
RBS	02/2014	USD	10,669	PHP	461,000	234,241	–
RBS	02/2014	USD	1,785	PLN	5,440	–	11,712

Total Unrealized Appreciation and Depreciation						$42,086,660	$52,896,910

Futures Contracts as of December 31, 2013:
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)

Australian Treasury Bonds, 10 yr.	SFE	Sell	3/17/14	262	$(317,480)
Euro-Bundesobligation	EUX	Sell	3/06/14	73	149,344
U.S. Treasury Long Bonds	CBT	Sell	3/20/14	416	925,823
U.S. Treasury Long Bonds	CBT	Buy	3/20/14	1,451	(3,469,752)
U.S. Treasury Nts., 10 yr.	CBT	Sell	3/20/14	221	379,744
U.S. Treasury Nts., 10 yr.	CBT	Buy	3/20/14	1,743	(3,405,711)
U.S. Treasury Nts., 2 yr.	CBT	Sell	3/31/14	334	60,420
U.S. Treasury Nts., 2 yr.	CBT	Buy	3/31/14	88	(23,602)
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	676	1,076,135
U.S. Treasury Ultra Bonds	CBT	Buy	3/20/14	806	(2,140,680)
United Kingdom Treasury Unsec. Bonds	LIF	Sell	3/27/14	43	180,116
United Kingdom Treasury Unsec. Bonds	LIF	Buy	3/27/14	43	33,986

					$(6,551,657)

Over-the-Counter Options Written at December 31, 2013
Description	Counterparty	Exercise Price		Expiration Date		Number of Contracts	Premiums Received	Value

AUD Currency Put	BOA	JPY	70.000	8/4/14	AUD	(4,715,000)	$52,990	$(9,819)

AUD Currency Put	GSG	JPY	70.080	9/10/14	AUD	(6,450,000)	57,973	(20,442)

BRL Currency Call	GSG	BRL	2 .210	1/9/14	BRL	(60,480,000)	115,761	0

BRL Currency Put	GSG	BRL	2 .430	1/9/14	BRL	(66,500,000)	325,111	(35,777)

INR Currency Put	GSG	INR	100.000	9/3/14	INR	(417,000,000)	75,477	(834)

INR Currency Put	GSG	INR	98 .320	9/2/14	INR	(411,000,000)	82,385	(1,233)

JPY Currency Put	GSG	JPY	120.000	5/22/15	JPY	(2,539,000,000)	429,514	(246,283)

JPY Currency Call	GSG	JPY	84 .550	12/18/15	JPY	(1,432,000,000)	423,926	(259,192)

JPY Currency Put	GSG	JPY	108.000	5/23/14	JPY	(231,000,000)	18,865	(31,878)

MXN Currency Call	BOA	MXN	12 .500	1/22/14	MXN	(476,350,000)	276,778	(21,436)

MXN Currency Call	BOA	MXN	12 .350	3/11/14	MXN	(602,900,000)	253,413	(94,655)

MXN Currency Put	BOA	MXN	13 .600	3/11/14	MXN	(663,900,000)	461,557	(444,149)

MXN Currency Put	CITNA-B	MXN	13 .785	1/22/14	MXN	(525,300,000)	206,729	(36,771)

MXN Currency Call	GSG	MXN	12 .250	9/29/14	MXN	(52,300,000)	59,131	(36,192)

MXN Currency Put	GSG	MXN	15 .750	9/29/14	MXN	(67,200,000)	89,899	(42,873)

Total of Over-the-Counter Options Written							$2,929,509	$(1,281,534)

51	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Cleared Credit Default Swaps at December 31, 2013

Refernce Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

iTraxx Europe Crossover Series 20	Buy	5.000	12/20/18	EUR18,670	$1,957,152	$(2,362,466)

Over-the-Counter Credit Default Swaps at December 31, 2013

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya
Argentaria Sociedad
Anonima	UBS	Sell	3.000	12/20/17	EUR	470	$(223)	$48,716

Banco Bilbao Vizcaya
Argentaria Sociedad
Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	48,716

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	95,258

Bolivarian Republic of
Venezuela	FIB	Buy	5.000	12/20/18	USD	4,170	(794,978)	919,094

Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	2,080	(77,552)	3,941

Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	2,365	(99,348)	2,923

Republic of Italy	GSG	Sell	1.000	3/20/23	USD	2,340	374,113	(194,303)

Republic of Peru	DEU	Buy	1.000	12/20/18	USD	16,555	(334,152)	247,221

Ukraine	BOA	Sell	5.000	12/20/18	USD	3,035	349,577	(349,197)

Ukraine	JPM	Buy	5.000	12/20/18	USD	1,855	(371,537)	213,430

Total of Over-the-Counter Credit Default Swaps							$(957,743)	$1,035,799

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB to BBB-
Investment Grade Sovereign Debt	$2,340,000		$—		BBB-
Non-Investment Grade Sovereign Debt	$3,035,000		$1,855,000		B-

Total EUR	1,840,000	EUR	—	EUR

Total USD	$5,375,000		$1,855,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

52	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Cleared Interest Rate Swaps at December 31, 2013
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value
BAC	Receive	Three-Month USD BBA LIBOR	2.183%	11/20/23	USD 10,040	$–	$762,165

BAC	Receive	Three-Month USD BBA LIBOR	1.552	12/9/18	USD 65,270	–	601,370

BOA	Pay	Six-Month AUD BBR BBSW	5.490	11/15/23	AUD 8,345	–	(32,684)

BOA	Pay	Three-Month USD BBA LIBOR	2.403	12/18/18	USD 116,200	–	(1,758,921)

BOA	Receive	Three-Month USD BBA LIBOR	2.805	10/21/23	USD 4,670	–	79,701

BOA	Receive	Three-Month USD BBA LIBOR	2.785	10/15/23	USD 47,050	(43,682)	853,109

BOA	Receive	Three-Month USD BBA LIBOR	2.810	11/18/23	USD 3,320	–	65,564

BOA	Pay	Six-Month AUD BBR BBSW	4.585	10/18/23	AUD 5,350	–	28,684

BOA	Receive	Three-Month USD BBA LIBOR	1.580	10/17/18	USD 89,960	–	244,625

JPM	Receive	Three-Month USD BBA LIBOR	2.256	11/19/23	USD 9,300	–	644,443

UBS	Receive	Six-Month EUR EURIBOR	2.254	9/5/23	EUR 8,925	1,716	(230,284)

UBS	Receive	Six-Month GBP BBA LIBOR	1.820	12/5/18	GBP 8,615	–	180,380

UBS	Receive	Six-Month EUR EURIBOR	1.060	12/9/18	EUR 12,925	–	155,989

Total of Cleared Interest Rate Swaps						$(41,966)	$1,594,141

53	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Swaps at December 31, 2013
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Pay	MXN TIIE BANXICO	8.255%	8/10/23	MXN	124,700	$(102,443)
BAC	Pay	Three-Month ZAR JIBAR SAFEX	6.950	11/12/15	ZAR	150,700	40,880
BAC	Pay	Three-Month SEK STIBOR SIDE	2.175	5/10/23	SEK	17,000	(107,983)
BOA	Pay	BZDI	13.230	1/4/16	BRL	179,400	290,552
BOA	Pay	Three-Month CAD BA CDOR	1.660	5/9/16	CAD	23,415	(15,166)
DEU	Pay	BZDI	12.850	1/4/16	BRL	90,800	44,358
DEU	Pay	BZDI	12.655	1/4/16	BRL	90,320	(8,566)
DEU	Pay	BZDI	12.800	1/4/16	BRL	90,820	30,800
DEU	Pay	MXN TIIE BANXICO	6.820	12/14/23	MXN	45,900	354
GSG	Pay	Six-Month JPY BBA LIBOR	0.820	4/15/23	JPY	280,000	(5,833)
GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.000	11/12/15	ZAR	150,700	47,464
GSG	Pay	BZDI	12.670	1/4/16	BRL	88,950	(4,438)
GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.990	12/4/15	ZAR	316,400	77,568
GSG	Pay	BZDI	13.030	1/4/16	BRL	89,390	91,645
GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.650	11/19/15	ZAR	150,700	(1,563)
GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.750	11/21/15	ZAR	315,400	10,254
GSG	Pay	MXN TIIE BANXICO	7.730	9/7/33	MXN	129,700	(139,129)
GSG	Pay	MXN TIIE BANXICO	7.900	10/10/23	MXN	146,000	(260,419)
GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.638	8/3/16	ZAR	515,700	91,940

54	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Swaps Continued
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

GSG	Pay	Three-Month SEK STIBOR SIDE	1.565%	5/3/18	SEK	68,000	$(101,400)

GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.000	6/20/15	ZAR	151,500	114,644

GSG	Pay	BZDI	12.440	1/4/16	BRL	85,500	(63,302)

GSG	Pay	BZDI	12.520	1/4/16	BRL	65,680	(32,833)

GSG	Pay	BZDI	12.703	1/4/16	BRL	179,000	8,492

HSBC	Pay	MXN TIIE BANXICO	7.775	7/28/23	MXN	127,600	(251,057)

JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.920	6/20/16	ZAR	325,900	178,148

JPM	Pay	Three-Month ZAR JIBAR SAFEX	6.700	11/19/15	ZAR	301,300	10,020

JPM	Pay	Three-Month ZAR JIBAR SAFEX	6.450	7/2/15	ZAR	281,000	68,653

JPM	Pay	Three-Month ZAR JIBAR SAFEX	6.760	11/21/15	ZAR	150,900	6,221

JPM	Pay	BZDI	12.490	1/4/16	BRL	87,300	(51,510)

JPM	Pay	BZDI	12.810	1/4/16	BRL	88,320	32,592

Total Over-the-Counter Interest Rate Swaps							$(1,057)

Over-the-Counter Credit Default Swaptions Written at December 31, 2013
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000%	1/15/14	USD	5,740	$12,054	$(25)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD	5,740	25,830	(79,889)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD	5,735	26,954	(79,819)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD	5,735	10,323	(25)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	2/19/14	USD	2,145	5,791	(983)

55	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Credit Default Swaptions Written Continued
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000%	2/19/14	USD	2,145	$13,085	$(28,193)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000	2/19/14	EUR	46,065	62,531	(77,529)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000	2/19/14	EUR	46,065	50,025	(6,641)

Total of Over-the-Counter Credit Default Swaptions Written								$206,593	$(273,104)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2013
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 1/10/19 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.485%	1/8/14	USD	93,630	$243,438	$(24)
Interest Rate Swap maturing 2/3/18 Call	BAC	Pay	Six-Month EUR EURIBOR	1.440	1/30/14	EUR	93,340	375,975	(389,844)
Interest Rate Swap maturing 11/3/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.175	11/3/14	GBP	8,485	228,984	(394,481)
Interest Rate Swap maturing 2/3/18 Call	BAC	Pay	Six-Month EUR EURIBOR	1.457	1/30/14	EUR	124,740	510,988	(483,944)
Interest Rate Swap maturing 1/14/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	1.750	1/14/14	GBP	16,900	221,986	(538,989)
Interest Rate Swap maturing 1/24/17 Call	BAC	Receive	Six-Month EUR EURIBOR	0.810	1/22/14	EUR	12,705	47,248	(30,657)
Interest Rate Swap maturing 12/27/23 Call	BAC	Pay	MXN TIIE BANXICO	6.580	1/7/14	MXN	119,400	225,335	(229,721)
Interest Rate Swap maturing 5/8/19 Call	BAC	Receive	Three- Month USD BBA LIBOR	1.400	5/6/14	USD	56,075	128,972	(14,179)
Interest Rate Swap maturing 4/27/22 Call	BAC	Pay	Three- Month USD BBA LIBOR	3.100	4/25/17	USD	76,315	1,976,559	(4,485,114)

56	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Swaptions Written Continued
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 11/25/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.273%	11/25/14	GBP	17,080	$477,325	$(756,418)

Interest Rate Swap maturing 6/1/33 Call	BAC	Pay	Six-Month EUR EURIBOR	3.117	5/30/23	EUR	4,730	416,352	(489,525)

Interest Rate Swap maturing 11/4/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.178	11/4/14	GBP	12,760	343,995	(591,432)

Interest Rate Swap maturing 1/29/19 Call	BOA	Pay	Three-Month CAD BA CDOR	2.178	1/29/14	CAD	8,480	51,749	(58,099)

Interest Rate Swap maturing 5/8/19 Call	BOA	Receive	Three-Month USD BBA LIBOR	1.400	5/6/14	USD	93,455	219,619	(23,631)

Interest Rate Swap maturing 2/3/18 Call	BOA	Pay	Six-Month EUR EURIBOR	1.433	1/30/14	EUR	56,005	225,589	(241,482)

Interest Rate Swap maturing 5/8/19 Call	BOA	Pay	Three-Month USD BBA LIBOR	2.000	5/6/14	USD	93,455	700,913	(955,808)

Interest Rate Swap maturing 1/2/24 Call	BOA	Pay	MXN TIIE BANXICO	6.060	1/13/14	MXN	23,685	68,656	(117,131)

Interest Rate Swap maturing 7/27/26 Call	BOA	Pay	Three-Month USD BBA LIBOR	3.960	7/25/16	USD	50,010	2,707,518	(3,104,134)

Interest Rate Swap maturing 8/4/21 Call	BOA	Pay	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	18,600	279,000	(311,312)

Interest Rate Swap maturing 12/4/20 Call	GSG	Pay	Six-Month GBP BBA LIBOR	2.055	12/4/15	GBP	18,075	681,700	(1,694,412)

Interest Rate Swap maturing 1/27/18 Call	GSG	Pay	Six-Month EUR EURIBOR	1.500	1/23/14	EUR	21,135	85,931	(57,479)

Interest Rate Swap maturing 2/12/24 Call	JPM	Pay	Three-Month USD BBA LIBOR	3.275	2/10/14	USD	37,355	250,279	(182,138)

57	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Swaptions Written Continued
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 5/13/24 Call	JPM	Pay	Six-Month AUD BBR BBSW	4.075%	5/12/14	AUD	4,685	$121,950	$(218,095)

Interest Rate Swap maturing 5/8/29 Call	JPM	Pay	Three-Month USD BBA LIBOR	3.473	5/6/14	USD	59,835	1,714,273	(2,474,472)

Interest Rate Swap maturing 12/27/23 Call	JPM	Pay	MXN TIIE BANXICO	6.585	1/7/14	MXN	117,600	232,809	(223,244)

Interest Rate Swap maturing 4/10/19 Call	JPM	Pay	Three-Month USD BBA LIBOR	2.645	4/8/14	USD	93,630	306,638	(132,858)

Interest Rate Swap maturing 1/3/24 Call	JPM	Pay	MXN TIIE BANXICO	6.280	1/14/14	MXN	8,500	15,507	(31,458)

Interest Rate Swap maturing 1/28/17 Call	UBS	Receive	Six-Month EUR EURIBOR	0.835	1/24/14	EUR	55,865	213,989	(167,451)

Interest Rate Swap maturing 5/23/18 Call	UBS	Pay	Six-Month GBP BBA LIBOR	1.545	5/23/16	GBP	9,400	124,295	(433,225)

Interest Rate Swap maturing 3/7/24 Call	UBS	Receive	Six-Month EUR EURIBOR	2.510	3/5/14	EUR	8,615	226,024	(341,194)

Total of Over-the-Counter Interest Rate Swaptions Written								$13,423,596	$(19,171,951)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank Securities, Inc.
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	RBS Greenwich Capital
UBS	UBS AG

58	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
RUB	Russian Ruble
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London –Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BANXICO	Banco de Mexico
BZDI	Brazil Interbank Deposit Rate
CDX.NA.HY.21	Markit CDX North American High Yield
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 20	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Erope Series 20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South Africa Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchanges
LIF	London International Financial Futures and Options Exchange
SFE	Sydney Futures Exchange

59	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. At December 31, 2013, the Fund owned 15,000 shares of the Subsidiary with a market value of $1,389,209.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$352,493,364
Sold securities	55,886,166

60	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2013 is as follows:

Cost	$70,520,912
Market Value	$2,310,753
Market value as % of Net Assets	0.03%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

61	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

The investment objectives of the Master Funds are as follows: Oppenheimer Master Loan Fund, LLC seeks income; Oppenheimer Master Event-Linked Bond Fund, LLC seeks total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current

62	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

63	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

64	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$184,442,949	$49,610,750	$234,053,699
Mortgage-Backed Obligations	—	1,485,813,398	16,987,319	1,502,800,717
U.S. Government Obligations	—	482,428,993	—	482,428,993
Foreign Government Obligations	—	1,858,631,566	—	1,858,631,566
Corporate Loans	—	191,307,156	—	191,307,156
Corporate Bonds and Notes	—	2,939,420,404	19,671,060	2,959,091,464
Preferred Stocks	—	8,502,591	—	8,502,591
Common Stocks	6,436,637	5,211,804	61,885	11,710,326
Rights, Warrants, and Certificates	—	—	—	—
Structured Securities	—	38,641,545	28,777,016	67,418,561
Investment Companies	198,838,171	220,550,435	—	419,388,606
Over-the-Counter Swaptions Purchased	—	18,341,515	—	18,341,515

Over-the-Counter Options Purchased	—	1,995,461	—	1,995,461

Total Investments, at Value	205,274,808	7,435,287,817	115,108,030	7,755,670,655
Other Financial Instruments:
Swaps, at value	—	2,723,884	—	2,723,884
Variation margin receivable	63,431	3,616,030	—	3,679,461
Foreign currency exchange contracts	—	42,086,660	—	42,086,660

Total Assets	$205,338,239	$7,483,714,391	$115,108,030	$7,804,160,660

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,689,142)	$—	$(1,689,142)
Options written, at value	—	(1,281,534)	—	(1,281,534)
Variation margin payable	(1,476,665)	(4,384,355)	—	(5,861,020)
Foreign currency exchange contracts	—	(52,896,910)	—	(52,896,910)
Swaptions written, at value	—	(19,445,055)	—	(19,445,055)

Total Liabilities	$(1,476,665)	$(79,696,996)	$—	$(81,173,661)

65	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgaged-Backed
Obligations	$727,810	$—	$—	$(727,810)
Corporate Bonds and Notes	—	(1,541,313)	1,541,313	—

Total Assets	$727,810	$(1,541,313)	$1,541,313	$(727,810)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

66	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

67	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $2,711,422,629 and $3,926,205,813, respectively. Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

68	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $349,341,262 and $773,571,420 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $7,011,358 and $1,080,550 on purchased call options and purchased put options, respectively.

69	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $979,907 and $1,897,629 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended December 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2013	2,783,335,000	$2,170,273	5,318,572,439	$6,177,178
Options written	42,708,240,000	1,910,049	96,544,370,000	3,235,373
Options closed or expired	(42,867,545,000)	(2,951,313)	(87,213,572,439)	(5,888,024)
Options exercised	–	–	(9,717,305,000)	(1,724,027)

Options outstanding as of December 31, 2013	2,624,030,000	$1,129,009	4,932,065,000	$1,800,500

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

70	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

71	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended December 31, 2013, the Fund had ending monthly average notional amounts of $40,399,902 and $6,370,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts.

An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended December 31, 2013, the Fund had ending monthly average notional amounts of $281,597,192 and $660,888,553 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by

72	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

73	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $14,803,789 and $21,613,572 on purchased and written swaptions, respectively.

Written swaption activity for the period ended December 31, 2013 was as follows:

	Call Swaptions
	Number of Contracts	Amount of Premiums
Swaptions outstanding as of September 30, 2013	2,326,445,000	$18,110,444
Swaptions written	2,355,595,000	10,333,657
Swaptions closed or expired	(2,761,335,000)	(12,145,134)
Swaptions exercised	(386,790,000)	(2,668,778)

Swaptions outstanding as of December 31, 2013	1,533,915,000	$13,630,189

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of December 31, 2013, the Fund has required certain counterparties to post collateral of $40,614,277.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

74	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of December 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

75	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Restricted Securities (Continued)

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$7,867,885,146
Federal tax cost of other investments	245,855,746

Total federal tax cost	$8,113,740,892

Gross unrealized appreciation	$251,117,502
Gross unrealized depreciation	(374,829,906)

Net unrealized depreciation	$(123,712,404)

76	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014